                                                                 EXHIBIT 10.9(a)

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
                   CONTRACT
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
                                                                                                   1062-821
19990215/PS30                      03/21/2000             A85263639                                    -822
                                                                                                       -823
                                                                                                       -822
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY (If other than Item 6)
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR No., street, county, State and ZIP Code)      9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                            Accting                         ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Commerce                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Woodward                        ====================================================
Annapolis, MD 21401                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
United States
(410) 263-7616                                                                  GS03K96DSD1003/T-03-99-DS-T002
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 11)
                                                                                01/12/2000 6:53:36 AM
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
====================================================================================================================================
                                  13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance of the contractor's proposal.
====================================================================================================================================
OTHER (Specify type of modification and authority) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 3/21/00 12:44:17 PM  Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/1999     PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task is hereby modified to add the work associated with the Advanced Material Facility modifications in Bldg 61 as per the client's technical direction letter. All other terms and conditions remain the same. Contractor's proposal is incorporated.
ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $5,264,316.45                  $5,385,582.39                        $121,265.94
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                  robert l. vitelli/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                             03/21/00
                                                                       Robert L. Vitelli
 --------------------------------------                           ---------------------------------------
(Signature of person authorized to sign)                          (Signature of person authorized to sign)
====================================================================================================================================
NSN 7540-01-152-8070                                                                                   STANDARD FORM 30 (REV. 10-83)
Previous edition unusable                                                                      Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

--------------------------------------------------------------------------------

                                    SUMMARY

--------------------------------------------------------------------------------


EXHIBITS
I. UTILITY REQUIREMENTS                           $    20,954.51
II. NEW LAYOUT REQUIREMENTS                       $   100,311.43



                                 TOTAL            $   121,265.94

WORK SCOPE:
1. EMT conduit will be the standard. Exterior and explosion room will be rigid conduit.
2. Additional items for utility and new layout.
a. Cables and piping need to be longer resulting in new purchases and new installation.
use of existing piping, cable and supports will be very limited.
 b. Specialty lifting equipment is necessary to accommodate lower head room at overhead door and proximity of reactor platform to the same.
 c. Current utilities are insufficient. Some need to be removed/patched/blanked off. New utilities are required.
 d. Platform is not against the wall requiring more systems support, new and longer runs of cables, conduits, and piping.


--------------------------------------------------------------------------------
* MATERIALS COST (EXHIBIT II) IS FOR MECHANICAL INSTALLATION ONLY; ELECTRICAL MATERIALS COST WAS INCLUDED IN THE INITIAL COST PROPOSAL FOR THIS EFFORT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL COST TO PERFORM THIS EFFORT WILL BE AFFECTED IF WORK IS PERFORMED INDEPENDENTLY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                     [ICON]
       SUBMITTED BY:     Richard J. Koch at 03/21/2000
    CLIENT ORDER ID:...  19990215, Mod 30
         CONTRACTOR:     Michael L. Zeitschel (TELECOMMUNICATIONS SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:
MODIFICATION STATUS:..   ACCEPTED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/99 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     Advanced Material Facility modifications: new utility
                         and configuration requirements. This is Bldg.61 at NSWC
                         Carderock, West Bethesda, MD.
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: COST PROPOSAL
                         (propbreakdownB61rev1.xls)

                   ....  ..
           COMMENTS:
                                    PRIOR ORDER AMOUNT     NEW ORDER AMOUNT
              TOTAL ORDER MOD $S:     $5,264,316.45          $5385582.39
 ..  Accepted by Richard J. Koch at 03/21/2000 12:44:19 PM
    ..

> EDIT HISTORY:

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
                   CONTRACT
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
                                                                                                   1062-821
19990215/PS29                      03/21/2000             A85263639                                    -822
                                                                                                       -823
                                                                                                       -824
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY (If other than Item 6)
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR No., street, county, State and ZIP Code)      9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                            Accting                         ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Commerce                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Woodward                        ====================================================
Annapolis, MD 21401                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
United States
(410) 263-7616                                                                  GS03K96DSD1003/T-03-99-DS-T002
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 11)
                                                                                01/12/2000 6:53:36 AM
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
====================================================================================================================================
                                  13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance of the contractor's proposal.
====================================================================================================================================
OTHER (Specify type of modification and authority) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 3/1/00 10:01:53 AM   Quote Dated: 03/20/2000                   Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/1999     PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task is hereby modified to include work in technical direction letter 024 as per the client. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,847,458.82                  $5,264,316.45                        $416,857.63
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                  robert l. vitelli/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                             03/21/2000
                                                                       Robert L. Vitelli
 --------------------------------------                           ---------------------------------------
(Signature of person authorized to sign)                          (Signature of person authorized to sign)
====================================================================================================================================
NSN 7540-01-152-8070                                                                                   STANDARD FORM 30 (REV. 10-83)
Previous edition unusable                                                                      Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                              [ICON] [ICON] [ICON]
       SUBMITTED BY:     Richard J. Koch at 03/01/2000
    CLIENT ORDER ID:...  19990215, Mod 29
         CONTRACTOR:     Michael L. Zeitschel (TeleCommunications Systems Inc.)
                         under GS03K96DSD1003
          Alternate:.
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/99 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     see attached file
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: ADDITIONAL ITEMS FOR MODIFIED SOW (RT2revRFP.xls)
                   ....  ..
           COMMENTS:     Technical Instruction Letter #024 under 19990215 in ITSS:
                         26.3 Main Sea Water Pump and High Pressure Tank $99,211.35
                         26.6 Hydraulic Power Plant $23,825.57
                         26.7 Low Pressure Charging Unit $27,274.30
                         26.2 Lube Oil Test Loop $29,139.12
                         26.5 4HP Magnetic Bearing Motor $18,100.71
                         30.6 High Pressure Air Compressors $74,707.46
                         30.5 High Pressure Flasks $38,993.48
                         30.7 Absorptive Dryer $46,186.84
                         30.4 Dehydrator $33,982.57
                         27.3 Instron Testing Machine & Hydraulic Power Plant $25,436.23
                         Total $416,857.63

                                    PRIOR ORDER AMOUNT     NEW ORDER AMOUNT
              TOTAL ORDER MOD $s:     $4,847,458.82          $5264316.45
 ..  Accepted by Richard J. Koch at 03/21/2000 10:01:54 AM
    ..

> EDIT HISTORY:

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
                   CONTRACT
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
19990215/PS28                      02/29/2000             A85263639

====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY (If other than Item 6)
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR No., street, county, State and ZIP Code)      9A. AMENDMENT OF SOLICITATION NO.
Michael L Zeitschel                                                             ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T-03-99-DS-T002
(410) 263-7616
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 11)
                                                                                01/12/2000 6:53:36 AM
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
====================================================================================================================================
                                  13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance of the contractor's proposal.
====================================================================================================================================
OTHER (Specify type of modification and authority) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 2/29/00 1:48:18 PM   Quote Dated:
Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/1999     PERFORMANCE PERIOD TO: 7/31/2001
DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to include work on the newly identified areas in jobs 16.3, 25.6, 26.8 and 30.8. The contractor's proposal with regard to these job areas is incorporated into the task. All other terms and conditions remain the same.
ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,759,339.15                  $4,847,458.82                         $88,119.67
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                             2/29/00
                                                                       Robert L. Vitelli
 --------------------------------------                           ---------------------------------------
(Signature of person authorized to sign)                          (Signature of person authorized to sign)
====================================================================================================================================
NSN 7540-01-152-8070                                                                                   STANDARD FORM 30 (REV. 10-83)
Previous edition unusable                                                                      Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE
                                                         1602-821x22.823 982
                                [ICON] [ICON]

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MOD OF CONTRACT               1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCH REQ. #           5. PROJECT #  (if applicable)
19990215/PS27                      02/16/2000             A85263639

====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY (If other than Item 6)
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                         Accounting                         ====================================================
TELECOMMUNICATION SYSTEMS INC.               Woodward                           9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                   Commerce                           ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T-03-99-DS-T002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                01/12/2000 6:53:36 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance of the contractor's proposal.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 02/15/2000 12:18:45 PM Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM:05/03/1999        PERFORMANCE PERIOD TO:7/31/2001           DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to include work on the Reactive Metal Spray facility in accordance with Navy's Letter of Technical Direction, dated 11 February 2000. The Governmment provides an initial $200,000.00(NTE) of funding for this effort with this modification. The contractor's technical proposal is incorporated. All other terms and conditions apply. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,559,339.15                  $4,759,339.15                        $200,000.00
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 02/16/2000
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

--------------------------------------------------------------------------------

                                   EXHIBIT I

                    B61 INSTALLATION OF REACTIVE METAL SPRAY

================================================================================
EXECUTION COST ESTIMATE

TCS LABOR CATEGORY                                              RATES        HOURS
Senior Technical Expert                 Option Year 4          $147.21         25          $3,680.25
Project Technical Director              Option Year 4          $119.75         25          $2,993.75
Technical Subject Matter Expert         Option Year 4           $79.73        200         $15,946.00
Relocation Management Specialist II     Option Year 4           $61.30          0              $0.00
Relocation Management Specialist I      Option Year 4           $40.43        450         $16,172.00


SUPPORT COSTS                                                   COST          G&A
Materials                                                     $1,000.00     $108.50        $1,108.50
Travel                                                        $2,500.00     $271.25        $2,771.25



INDUSTRIAL MOVER SUPPORT CATEGORY                               RATES        HOURS
Project Technical Director              Option Year 4          $119.75        252         $30,177.00
Industrial Relocation Specialist        Option Year 4           $81.97       1785        $146,316.45


INDUSTRIAL MOVER LABOR COSTS                                    COST          G&A
Materials                                                    $12,928.00    $1,402.69      $14,330.69
Equipment Rental                                              $2,337.00      $253.56       $2,590.56
Travel and Per Diem                                          $10,214.00    $1,108.22      $11,322.22
Transportation                                                $2,653.00      $287.85       $2,940.85


OEM SUPPORT (DISASSEMBLY SUPPORT NOT INVOICED)               $25,932.00    $2,813.62      $28,745.62
                                                                                          ----------
                              Total Execution Cost Estimate                              $279,095.14

PERIOD OF PERFORMANCE: 07FEB - 29MAR00
SCOPE:
          Installation of Reactive Metal Spray Reactor and all support in "as - was" condition to building 61 at Carderock Facility.
          1. EMT Conduit will be the standard. Outside and explosion room will be in rigid conduit.
          2. Due to current building configuration this installation would be not possible without the new site layout modifications and utility.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE
                                                      1062 - 821, 822, 823 + 824
                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                   5. PROJECT # (if applicable)
19990215/PS26                      02/14/2000             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L Zeitschel                             Accting                         ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Woodward                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Commerce                        ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T-03-99-DS-T002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                01/12/2000 6:53:36 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 02/11/2000 9:29:56 AM        Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999           PERFORMANCE PERIOD TO: 07/31/2001         DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to accomplish a realignment of hours. The contractor's proposal for the realignment is incorporated into the task. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,559,352.10                  $4,559,339.15                          ($12.95)
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER
                                                                  robert l. vitelli/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 02/14/2000
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

===============================================================================
                              REALIGNMENT OF HOURS

                                      DTRC
===============================================================================


                                                                  RATES         HOURS
Senior Technical Expert                       Option Year 3        $142.51          -36       -$5,130.36
Senior Technical Expert                       Option Year 4        $147.21        35.00        $5,152.35
Project Technical Director                    Option Year 3        $115.93         -191      -$22,142.63
Project Technical Director                    Option Year 4        $119.75       185.00       $22,157.34
Technical Subject Matter Expert               Option Year 3         $77.20         -286      -$22,079.20
Technical Subject Matter Expert               Option Year 4         $79.73          277       $22,085.21
Relocation Management Specialist II           Option Year 3         $59.34       -202.5      -$12,016.35
Relocation Management Specialist II           Option Year 4         $61.30          197       $12,076.10
Relocation Management Specialist I            Option Year 3         $39.13        -34.5       -$1,349.99
Relocation Management Specialist I            Option Year 4         $40.43         31.5        $1,273.55
Administrative Assistant                      Option Year 3         $22.60       -306.5       -$6,926.90
Relocation Management Specialist I            Option Year 4         $40.43       171.00        $6,913.53
Administrative Assistant                      Option Year 4         $23.35         -780      -$18,213.00
Technical Subject Matter Expert               Option Year 4         $79.73       228.00       $18,178.44
Relocation Management Specialist              Option Year 3         $59.34          -60       -$3,560.40
Relocation Management Specialist              Option Year 4         $59.34           60        $3,560.40
Industrial Relocation Specialist              Option Year 3         $79.37        -4165     -$330,576.05
Industrial Relocation Specialist              Option Year 4         $81.97         4033      $330,585.01
Relocation Specialist                         Option Year 3         $34.89         -665      -$23,201.85
Relocation Specialist                         Option Year 4         $34.89          665       $23,201.85

                                              TOTAL FOR REALIGNMENT                         -$12.95

Realignment of year three hours to year four hours.

In addition to the hours realignment, Administrative Assistant year three and year four hours were converted to RMS I and TSME year four hours.

===============================================================================
                          CONTRACT # GSO3K-96-DSD-1003

                          TASK ORDER # T03-99-DS-T-002

                            SUMMARY OF HOURS & COSTS
===============================================================================


                                                                  RATES         HOURS
Senior Technical Expert                       Option Year 3        $142.51        137.0       $19,523.87
Senior Technical Expert                       Option Year 4        $147.21        261.0       $38,421.81
Project Technical Director                    Option Year 3        $115.93        814.0       $94,367.02
Project Technical Director                    Option Year 4        $119.75       1902.5      $227,827.97
Technical Subject Matter Expert               Option Year 3         $77.20       1060.0       $81,832.00
Technical Subject Matter Expert               Option Year 4         $79.73       1797.0      $143,274.81
Technical Subject Matter Expert (on site)     Option Year 4         $67.22        368.0       $24,736.96
Relocation Management Specialist II           Option Year 3         $59.34        384.5       $22,816.23
Relocation Management Specialist II           Option Year 4         $61.30       1261.0       $77,299.30
Relocation Management Specialist II (on site) Option Year 4         $51.68        455.0       $23,514.40
Relocation Management Specialist I            Option Year 3         $39.13       2299.0       $89,959.87
Relocation Management Specialist I            Option Year 4         $40.43       1849.5       $74,775.29
Administrative Assistant                      Option Year 3         $22.60        751.5       $16,983.90
Relocation Management Specialist              Option Year 4         $59.34         60.0        $3,560.40
Relocation Management Specialist I            Option Year 3         $39.13        201.5        $7,884.70
Industrial Relocation Specialist              Option Year 3         $79.37       3858.0      $306,209.46
Industrial Relocation Specialist              Option Year 4         $81.97      21241.0    $1,741,124.77
Relocation Specialist                         Option Year 3         $34.89        835.0       $29,133.15
Relocation Specialist                         Option Year 4         $34.89        665.0       $23,201.85
Miscellaneous                                                                                 $30,000.00

                                              TOTAL FOR REALIGNMENT                        $3,076,447.75


            SUPPORT COST                                     COST             G&A             TOTAL
SUMMARY OF SUPPORT COSTS                                   $1,319,703.57   143,187.84      $1,462,891.41
Miscellaneous                                                                                 $20,000.00
                                              TOTAL SUPPORT COSTS                          $1,482,891.41



                                              GRAND TOTAL                                  $4,559,339.15

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD #                 3. EFFECTIVE           4. REQ/PURCH REQ. #       5. PROJECT # (if applicable)

19990215/PS25                      02/10/2000             A85263639


====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ts/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                            Accounting                      ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Commerce                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Woodward                        ====================================================
Annapolis, MD 21401                                                             10A. MOD OF CONTRACT/ORDER NO.
United States
(410) 263-7616                                                                  GS03K96DSD1003/T-03-99-DS-T002
====================================================================================================================================
CODE                               FACULTY CODE                                 10B. DATED (SEE ITEM 13)
                                                                                01/12/2000 6:53:36 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM  APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance of the contractor's proposal.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 02/10/2000 09:43:56 AM Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999     PERFORMANCE PERIOD TO: 07/31/2001         DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to incorporate the contractor's proposal for the purchase of the Feedwater Boiler
Valve at the cost of $5,165.61. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,554,186.49                  $4,559,352.10                        $5,165.61
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME OF CONTRACTING OFFICER (Type or print)
                                                                  robert l. vitelli/3ts/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                    15C. DATE SIGNED.     16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 02/10/2000
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]  [ICON]

       SUBMITTED BY:     Richard J. Koch at 02/10/2000
    CLIENT ORDER ID:...  19990215, Mod 25
         CONTRACTOR:     Michael L. Zeitschel (TELECOMMUNICATIONS SYSTEMS INC.) under
                         GS03K96DSD1003
          Alternate:..
MODIFICATION STATUS:..   AWARDED

                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/1999 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     OTHER MOD BODY:
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: PROPOSAL (BOLIER_VALVE.DOC)
                         FILE ATTACHMENT #2: COST PROPOSAL (BOLIER_VALVE.XLS)
                  ....   ..
           COMMENTS:

 TOTAL ORDER MOD $S:..   $4,559,352.10

 Accepted by Richard J. Koch at 02/10/2000 9:43:57 AM

 > EDIT HISTORY:

GS03K96DSD1003
#199990215
T03-99-DST-002
Request For Additional Funds on the New Boiler Control Valves.
At the time this work was quoted an incorrect model number was given by the OEM for the Copes-Vulcan feedwater valve. After TCS provided a purchase order, the subcontractor checked the existing valve against the quote and discovered the error. This change reflects a $5,165.61 increase in material and labor charges bringing the Grand Total to 1$14,095.64.

--------------------------------------------------------------------------------

                                   EXHIBIT I

--------------------------------------------------------------------------------

PURCHASE AND INSTALLATION OF NEW BOILER CONTROL VALVES


SUBCONTRACTOR COSTS                     COST           G&A
Materials and Labor                    $4,660.00        $505.61       $5,165.61

                         TOTAL EXECUTION COST ESTIMATE                $5,165.61



--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #      3. EFFECTIVE           4. REQ/PURCH REQ. #       5. PROJECT # (if applicable)
19990215/PS24       02/07/2000             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326                1062-821,-822,-823, + -824
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                            Accounting                      ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Commerce                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Woodward                        ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T-03-99-DS-T002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                10B DATED (SEE ITEM 13)
                                                                                01/12/2000 6:53:36 AM
====================================================================================================================================
                                      11. THIS ITEM  APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance of the contractor's proposal.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED:  2/2/2000  9:58:08 AM Quote Dated:                               Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/1999       PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to include work on the Fire Alarm Panel, Bldg 100 to find, locate and reprogram all smoke and fire detection devices. Download new program and make all final connections, including testing and debuging the fire alarm system. The contractor's proposal is incorporated into the task as well as the order mod for this work. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,545,763.45                  $4,554,186.49                          $8,423.04
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE  Robert L. Vitelli
                                                                  16C. 02/07/2000
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

================================================================================

                                   EXHIBIT I

--------------------------------------------------------------------------------

FIRE ALARM PANEL BUILDING 100
EXECUTION COST ESTIMATE
-----------------------
TCS LABOR CATEGORY                                        RATES          HOURS
Senior Technical Expert                 Option Year 4       $147.21              2         $294.42
Project Technical Director              Option Year 4       $119.75              2         $239.50
Technical Subject Matter Expert         Option Year 4        $79.73             10         $797.30
Relocation Management Specialist I      Option Year 4        $40.43             12         $485.16


SUPPORT COSTS                                             COST           G&A
Misc. Support Costs                                         $200.00         $21.70         $221.70
Travel & Per Diem                                             $0.00          $0.00           $0.00


SUBCONTRACTOR COSTS                                       COST           G&A
Materials and Labor                                       $5,760.00        $624.96       $6,384.96
Equipment Rental                                              $0.00          $0.00           $0.00
Travel and Per Diem                                           $0.00          $0.00           $0.00

                                          TOTAL                                       $8,423.04


SCOPE

RESEARCH, LOCATE AND REPROGRAM ALL SMOKE AND FIRE DETECTION DEVICES. DOWNLOAD THE NEW PROGRAM. MAKE FINAL CONNECTION TO DEVICES AND PROGRAM PANEL. TEST AND DEBUG FIRE ALARM SYSTEM.

--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON]

SUBMITTED BY:          Richard J. Koch at 02/02/2000
CLIENT ORDER ID:...    19990215, Mod 24
CONTRACTOR:            Michael L. Zeitschel (TELECOMMUNICATION  SYSTEMS INC.) under
                       GS03K96DSD1003
Alternate:.
MODIFICATION STATUS:.. ACCEPTED
                       ..
                       DESIRED PERIOD OF PERFORMANCE
FROM:                  05/03/1999 to 07/31/2001
PROJECT DESCRIPTOR:..  BRAC Relocation Services
ORDER MOD BODY:        Modify SOW to include Fire Alarm Panel Building 100:
                       Research, locate and reprogram all smoke and fire
                       detection devices. Download the new program. Make
                       final connection to devices and program panel.
                       Test and debug fire alarm system.
                       FILE ATTACHMENTS:
                       FILE ATTACHMENT #1: (fire alarm prop.xls)


                  .... ..
           COMMENTS:
 ..
TOTAL ORDER MOD $s:..  $4,554,186.49

 ..Accepted by Richard J. Koch at 02/02/2000 9:58:09 AM
  ..
> EDIT HISTORY:
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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

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                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD #                 3. EFFECTIVE DATE           4. REQ/PURCH REQ #             5. PROJECT # (if applicable)
19990215/PS23                  01/19/2000                  A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L Zeitschel                             Accting                         ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Woodward                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States
(410) 263-7616                                                                  GS03K96DSD1003/T-03-99-DS-T002
====================================================================================================================================
CODE                               FACULTY CODE                                 10B  DATED (SEE ITEM 13)
                                                                                01/12/2000 6:53:36 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO MENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance's of the contractor's proposal.
====================================================================================================================================
D OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) Mutual agreement of the contractor and the US Government based on acceptance of the contractor's proposal. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL OTHER MUTUAL AGREEMENT
BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE'S OF THE CONTRACTOR'S PROPOSAL. OTHER: MUTUAL AGREEMENT OF THE
CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 01/19/2000 6:59:07 AM Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999       PERFORMANCE PERIOD TO: 07/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task is hereby modified to include the following planning for: completion of the reinstallation of the Reactive
Metal Spray facility in Bldg.61 Naval Surface Warfare Center, Carderock and completion of facility modifications to accommodate the relocated Reactive Spray equipment/machinery in Bldg. 61 Naval Surface Warfare Center, Carderock. Contractor's proposal is incorporated into the task only for the work speciied above. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,531,332.05                  $4,545,763.45                         $14,431.40
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNITURE Anne C. Tarves
                                                                  16C. 01/19/2000
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

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
====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                    3. EFFECTIVE           4. REQ/PURCH REQ. #                   5. PROJECT # (if applicable)
19990215/PS22                      01/11/2000             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ts/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                            Accounting                      ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Woodward                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Commerce                        ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T-03-99-DS-T002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                01/07/2000 11:19:06 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance of the contractor's proposal.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 01/10/2000 8:53:12 AM     Quote Dated:                         Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM:05/03/1999       PERFORMANCE PERIOD TO: 07/31/2001     DELIVERY DATE:
====================================================================================================================================

The above cited task is hereby modified to add the following work to the task: task 4.2-Building 3C AC Plant Removals, task 16.4- Clean Bus Feeder South Pad, task 31.5-B171 Removals, task 31.6-B173 Removals, tasks 31.7-Hydraulics Unit and task 31.13-Sensor Mounting. Contractor's proposal is incorporated into the task only for the work specified above.
All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,142,894.15 $4,531,332.05
$388,437.90
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                       16A. NAME OF CONTRACTING OFFICER
                                                                    robert l. vitelli/3ts/r03/gsa/gov
                                                                    (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                    15C. DATE SIGNED.       16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                    16C. 01/11/2000
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

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                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

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
                              [ICON] [ICON] [ICON]
       SUBMITTED BY:     Richard J. Koch at 01/10/2000
    CLIENT ORDER ID:...  19990215, Mod 22
         CONTRACTOR:     Michael L Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/99 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     The following jobs are added to the SOW:
                         Task 4.2: Building 3C AC Plant Removals
                         Task 16.4: Clean Bus Feeder South Pad
                         Task 31.5: B171 Removals
                         Task 31.6: B173 Removals
                         Task 31.7: Hydraulics Unit
                         Task 31.13:Sensor Mounting
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: PROPOSAL (1210prop.doc)
                         FILE ATTACHMENT #2: COST PROPOSAL (12-10-99.xls)
                   ....  ..
           COMMENTS:


 ..
 TOTAL ORDER MOD $s:...  $4,531,332.05

 .
 ..Accepted by Richard J. Koch at 01/10/2000 8:53:15 AM
    ..

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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

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                                                                        1062.821
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
====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #      5. PROJECT # (if applicable)

19990215/AS21                      01/07/2000             A85263639


====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                            Accting                         ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Woodward                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States
(410) 263-7616                                                                  GS03K96DSD1003/T-03-99-DS-T002
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 11)
                                                                                01/07/2000 11:19:06 AM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on a previous understanding.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON A PREVIOUS UNDERSTANDING.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED:  1/4/00  7:51:56 AM       Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/1999       PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task is hereby modified to remove the small office relocation work associated with mod 20 and authorize the work to be completed using the miscellaneous account previously established under this task. The contractor is still authorized to complete this work as originally planned and the same dollar value of $1,202.22 applies. All other terms and conditions remain the same. Contractor's proposal is incorporated.
ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,144,096.37                  $4,142,894.15                        ($1,202.22)
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER                    15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 1/4/00

GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

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                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

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
                              [ICON] [ICON] [ICON]
       SUBMITTED BY:     Richard J. Koch at 01/04/2000
    CLIENT ORDER ID:...  19990215, Mod 21
         CONTRACTOR:     Michael L. Zeitschel (TELECOMMUNICATIONS SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:.
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/99 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     The work associated with the small office relocation
                         authorized in Modification#20 for $1202.22 is removed
                         from Modification#20. However, the work is still
                         authorized for TCS to complete but will be paid from
                         the miscellaneous funds account.
                   ....  ..
           COMMENTS:
 ..
 TOTAL ORDER MOD $s:     $4,142,894.15
 .

 ..  Accepted by Richard J. Koch at 1/04/00 7:51:57 AM
    ..

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------------------------------------------------------------------------------------------------------------------------------------
         AMEND OF SOLICITATION/MOD OF                              1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
                   CONTRACT
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE DATE                4. REQ/PURCH REQ. #                 5. PROJECT # (if applicable)
19990215/AS20                      01/03/2000                       A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                           Accting                         ====================================================
TELECOMMUNICATION SYSTEMS INC.                 Woodward                         9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACILITY CODE                                10B DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance of parts of the contractor's proposal as outlined below.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE OF PARTS OF THE CONTRACTOR'S PROPOSAL AS OUTLINED BELOW.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 12/30/1999 1:02:04       Quote Dated:                                     Order ID: 19990215 PM
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999       PERFORMANCE PERIOD TO: 07/31/2001                DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to authorize the contractor to proceed with the following projects within this task:
purchase/installation of new boiler control valves, installation of a new chiller bundle, removal and disposal of miscellaneous items from 3D-2K, and the demolition and disposal of a 6x6 concrete block. The second cost proposal accepted is for a small office move from Anapolis to Philadelphia. FOR INQUIRIES REGARDING PAYMENT CONTACT: GSA Payables Information (817) 978-2408
====================================================================================================================================
                                         PRIOR AMOUNT                      NEW AMOUNT                              INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                            $4,108,170.69                   $4,144,096.37                                     $35,925.68
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                       robert l. vitelli/3ke/r03/gsa/gov
                                                                       (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                    15C. DATE SIGNED.     16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 1/3/00
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
------------------------------------------------------------------------------------------------------------------------------------

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                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

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
                              [ICON] [ICON] [ICON]
       SUBMITTED BY:     Richard J. Koch at 12/30/99
    CLIENT ORDER ID:...  19990215, Mod 20
         CONTRACTOR:     Michael L. Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:.
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/99 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     This modification includes; the purchase and installation of new boiler control valves, installation of a new chiller bundle, removal and disposal of misc. items from 3D-2K, and the demolition and disposal of a 6x6 concrete block. The second cost proposal is for a small office move from Annapolis to
                         Philadelphia.
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: PROPOSAL (MISCWORK.DOC)
                         FILE ATTACHMENT #2: COST PROPOSAL (MISC1.XLS)
                         FILE ATTACHMENT #3: COST PROPOSAL (OFFMOVE.XLS)
                   ....  ..
           COMMENTS:

 TOTAL ORDER MOD $s:..   $4,144,096.37

 ..  Accepted by Richard J. Koch at 12/30/1999 1:02:04 PM
    ..

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FORM 30                                                     SOLUTIONS SHOP

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
====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                         1. CONTRACT ID CODE                              PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE DATE      4. REQ/PURCH REQ. #                   5. PROJECT #   (if applicable)
                                                                                                   1062-821
19990215/AS19                      12/30/1999             A85263639                                    -822
                                                                                                       -823
                                                                                                       -824
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L  Zeitschel                            Accting                         ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Woodward                        ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States
(410) 263-7616                                                                  GS03K96DSD1003/T03-99-DS-T-002
====================================================================================================================================
CODE                           FACULTY CODE                                     10B  DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance of parts of the contractor's proposal.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON THE ACCEPTANCE OF PARTS OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 12/30/1999 9:53:08 AM   Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999     PERFORMANCE PERIOD TO: 07/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task is hereby modified to incorporate the parts of the contractor's proposal dated 12/10/99 associated with order mod 19. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $3,992,138.14                  $4,108,170.69                        $116,032.55
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED       16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 12/30/1999
====================================================================================================================================
GENERAL SERVICE ADMINISTRATION                                                            STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

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                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

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                              [ICON] [ICON] [ICON]
       SUBMITTED BY:     Richard J. Koch at 12/30/1999
    CLIENT ORDER ID:...  19990215, Mod 19
         CONTRACTOR:     Michael L  Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:.
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/1999 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:      Task 21.3: 15KV Feeder From South Pad
                          Task 24.2: South Pad Fencing Extension
                          Task 24.3: 13.2KV Gear to Feed Switch
                          Task 24.4: Install Inside Fencing
                          Task 24.6: DPST Switches
                          Task 24.12:13.2KV/480V Transformer
                          Task 25.1: Disconnect Brake and Lights
                          Task 25.2: Re-Feed Existing Receptacles in Test Cell 6
                          Task 25.3: (4) Double Duplex Receptacles
                          Task 25.4: (3) Duplex Receptacles in Ante Room
                          Task 25.5: Furnish/Install Welding Receptacle
                          Task 30.9: Cooling Water for Compressors
                          Task 27.6: Extend 1/2? CWS/CWR
                          Task 26.4: Install MG Set/Terminate 2300V Cable
                          Task 28.3: UPS and Blow Valve Controller
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: PROPOSAL (1210PROP.DOC)
                         FILE ATTACHMENT #2: COST PROPOSAL (12-10-99.XLS)
                  ....   ..
           COMMENTS:

 ..
 TOTAL ORDER MOD $:      $4,108,170.69
 .

 ..   Accepted by Richard J. Koch at 12/30/1999 9:53:08 AM
     ..

> EDIT HISTORY:


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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #         5. PROJECT # (if applicable)
19990215/AS18                      12/30/1999             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L Zeitschel                                                            =====================================================
TELECOMMUNICATION SYSTEMS INC.         Accting                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400             Woodward                                =====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
                11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on acceptance of the contractor's proposal with regard to below..
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL WITH REGARD TO BELOW..
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 12/29/99 1:56:08 PM Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/1999       PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to incorporate the contractor's proposal of 12/10/99 as follows: 16.6-300KW MG Set,
16.14-50KW MG Set, 16.15-30KW ESCO MG Set, 16.20-Bus Duct Feeders, 16.21-Frequency Changer, 31.8-B175 Removals. Total for Work is
$97,231.68. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE

COST TO GSA:                                         $3,894,906.46                  $3,992,138.14                         $97,231.68
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                    15C. DATE SIGNED.     16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 12/30/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

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                                     [ICON] [ICON] [ICON]
       SUBMITTED BY:     Richard J. Koch at 12/29/1999
    CLIENT ORDER ID:...  19990215, Mod 18
         CONTRACTOR:     Michael L. Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:.
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/1999 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:      Task 16.6: 300KW MG Set
                          Task 16.14: 50KW MG set
                          Task 16.15: 30KW ESCO MG Set
                          Task 16.20: Bus Duct Feeders
                          Task 16.21: Frequency Changer
                          Task 31.8: B175 Removals
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: PROPOSAL (1210PROP.DOC)
                         FILE ATTACHMENT #2: COST PROPOSAL (12-10-99.XLS)
                   ....  ..
           COMMENTS:     According to TCS proposal of 12/10/99, the above tasks
                         total $97,231.68. However, the Letter of Technical
                         Instruction#16 from the client rep. cites a cost of
                         $101,586.
 ..
 TOTAL ORDER MOD $s:..   $3,992,138.14
 .
 ..  Accepted by Richard J. Koch at 12/29/99  1:56:08 PM
    ..

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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]                      1062 821
                                                                         822
                                                                          823
                                                                             824

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCHASE REQ. #         5. PROJECT #  (if applicable)
19990215/AS17                      12/29/1999             A85263639                      1062-821
                                                                                              822
                                                                                              823
                                                                                              824
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                                                            ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government upon review and agreement between both parties for the action on this modification.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT UPON REVIEW AND AGREEMENT BETWEEN BOTH PARTIES FOR THE ACTION ON THIS
MODIFICATION.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 12/22/1999 7:43:46 AM  Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/1999       PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to incorporate amounts needed to be subtracted from modifications 14 and 16 with regard to: removal of insurance for $16,627.00, LBTF canopy subtraction of $52,942.66, subtraction of $161,132.44 due to GSA error and subtraction of $40,490.61 for mod 16. Mod 14 total reduction is $230,702.10 and total reduction for mod 16 is $40,490.61. All other terms and conditions remain the same. ACT number A85263639 applies. Figures are rounded.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,166,099.11                  $3,894,906.46                      ($271,192.65)
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER                    15C. DATE SIGNED       16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 12/29/2000
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE
                                                                   1062 821
                                                                        822
                                [ICON] [ICON]                            823
                                                                          824

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                     5. PROJECT #  (if applicable)
19990215/AS16                      12/17/1999             A85263639                               1062-821
                                                                                                       822
                                                                                                       823
                                                                                                       824
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                                                            ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Accting                         9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Woodward                        ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government through acceptance of proposal items submitted by the contractor.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT THROUGH ACCEPTANCE OF PROPOSAL ITEMS SUBMITTED BY THE CONTRACTOR.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 12/17/1999 1:01:24 AM  Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999     PERFORMANCE PERIOD TO: 07/31/2001         DELIVERY DATE:
====================================================================================================================================
The above cited task is hereby modified to include additional work with regard to the correction of building interference deficiencies to accommodate BRAC items to be moved. The contractor's proposal is accepted and incorporated into the task with regard to buildings 11, 13, 95, 96, 100, 113, 126, 127, 161 and 177. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $3,916,819.50                  $4,166,099.11                        $249,279.61
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER                    15C. DATE SIGNED       16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 12/17/1999

====================================================================================================================================
                                                                                          STANDARD FORM 30 (Facsimile of REV. 10-83)
GENERAL SERVICES ADMINISTRATION                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                              [ICON] [ICON] [ICON]
       SUBMITTED BY:     Richard J. Koch at 1/17/1999
    CLIENT ORDER ID:...  19990215, Mod 16
         CONTRACTOR:     Michael L. Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/99 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     correcting building interference deficiencies.
                          Building 11: Replace diamond deck plate; cut and cap-off utilities at the deck; remove round duct and PVC piping; remove and dispose of fume hood and cabinets; remove floor tile; patch exterior wall and inside door.
                          Building 13: Remove and dispose of 2 reefers and an autoclave with electric panel.
                          Building 95: Patch flooring holes; cap-off water lines; remove 500 mcm feeder cables; safe-off dead-ended wiring.
                          Building 96: Cap-off cooling water supply and return lines behind building; patch holes and penetrations in exterior walls; tie-off 120V cables.
                          Building 100: Blank-off 3 fume hood ducts; cap-off water lines; rewire
                         Burke Starter, safe-off wiring; repair holes through walls; cap off PVC cooling water piping; cut and cap-off copper piping; concrete over cored holes in floor; blank-off electrical panel; remove feeder cables from 13KV transformer; cover openings in mezzanine.
                          Building 113: Remove smoke detector and safe-off associated wiring;
                         remount control box near exit door, blank-off piping duct; repair opening in exterior wall created when piping to outside water tank was removed;
                         safe-off additional wiring; remove window-mounted air conditioning unit and blank-off and paint resulting window opening; seal 2 additional exterior wall penetrations; cap-off steel and PVC piping; restore cooling water supply and return to air conditioning unit; patch 2 holes in mezzanine concrete wall; repair light fixture on corner of mezzanine;
                         remove hose and copper tubing from corner of mezzanine; replace electrical panel cover; repair or replace downdraft floor air conditioning unit; repair overhead above rear exit door.
                          Building 126: Repair and paint approximately 6 sq.ft. of stucco on exterior wall
                          Building 127: Cap-off cooling water at valve; repair front door; safe-off interior and exterior wiring and seal the conduit.
                          Building 161: Patch conduit openings on substation pad; patch hole on south exterior wall to match existing siding.
                          Building 177: Patch 11 exterior wall penetrations; patch metal siding in high-bay area; remove and cap PVC piping; remove tubing.
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: PROPOSAL (INTERFER.DOC)
                         FILE ATTACHMENT #2: COST PROPOSAL (INTERFER.XLS)
                   ....  ..
           COMMENTS:

              TOTAL ORDER MOD $s:..   $4,166,099.11
 .
 ..  Accepted by Richard J. Koch at 12/17/1999 1:01:25 PM

    ..

> EDIT HISTORY:
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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE
                                                                   1062 - 821
                                                                          822
                                [ICON] [ICON]                             823
                                                                          824

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD NO.                   3. EFFECTIVE           4. REQ/PURCH REQ. #                         5. PROJECT #   (if applicable)
19990215/AS15                      12/17/1999             A85263639


====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L Zeitschel                                                             ====================================================
TELECOMMUNICATION SYSTEMS INC.             Accting                              9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                 Woodward                             ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM

====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION

====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government.

====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 12/17/1999 11:57:53 AM         Quote Dated:                      Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999     PERFORMANCE PERIOD TO: 07/31/2001         DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to establish miscellaneous accounts for labor and ODCs. The labor account is NTE for
$30,000 and the ODC account is NTE for $20,000. The accounts are for miscellaneous items within the task scope and shall be used with notification to and approval of the client representative and the GSA COTR for each use. The contractor must track and monitor cost with regard to the account. The Government may replensih the account with a formal mod to the task. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $3,866,819.50                  $3,916,819.50                         $50,000.00
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 12/17/1999


====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                                        STANDARD FORM 30 (REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:
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--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                               [ICON] [ICON] [ICON]
       SUBMITTED BY:     Richard J. Koch at 12/17/1999
    CLIENT ORDER ID:...  19990215, Mod 15
         CONTRACTOR:     Michael L. Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:.
MODIFICATION STATUS:..   AWARDED
                         ..
                         Desired Period Of Performance
               FROM:     05/03/99 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     Establish miscellaneous accounts; one for labor with a
                         not to exceed limit of $30,000.00 and one for OCDs
                         with a not to exceed limit of $20,000. The accounts
                         may only be used for those items which are deemed
                         miscellaneous in nature and required by the government
                         to accomplish tasks associated with the Annapolis site
                         closure. Prior to using the miscellaneous accounts,
                         the contractor must inform in writing (or via email)
                         to and receive approval from the Client Representative
                         and GSA COTR for each intended usage. The contractor
                         shall track and monitor costs incurred against each
                         account. Upon usage, the government may elect to
                         replenish the funds for the accounts.

                   ....  ..
           COMMENTS:     Based on faxed request (11/23/99) from Cmdr. Buckingham
 ..
  TOTAL ORDER MOD $S:..  $3,916,819.50

 .

 ..  Accepted by Richard J. Koch at 12/17/1999 11:57:53 AM
    ..

> EDIT HISTORY:


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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

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                                                                  1862 821
                                [ICON] [ICON]                          822
                                                                        823
                                                                         824

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                   5. PROJECT # (if applicable)
19990215/AS14                      12/17/1999             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR              Accting                            9A. AMENDMENT OF SOLICITATION NO.
Michael L Zeitschel                          Woodward                           ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government through acceptance of contractor's proposal.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT THROUGH ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 12/17/1999  9:14:47 AM Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999     PERFORMANCE PERIOD TO: 07/31/2001         DELIVERY DATE:
====================================================================================================================================
The above cited task is hereby modified to include additional work in the form of load, transport and unload of: Power Supplies
MG23, Compressor Components MG15, Pulse Power Trailer MG24 (capacitors removed before transport and includes one-time insurance premium), two Cabinets MG27 and Test Cell AnteRoom, two Pallets of Equipment MG23, Tank Stand and Personnel Lift.  All other terms and conditions remain the same.  ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $3,580,493.36                  $3,866,819.50                        $286,326.14
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 12/17/1999
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:
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--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

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
                              [ICON] [ICON] [ICON]
       SUBMITTED BY:     Richard J. Koch at 12/17/1999
    CLIENT ORDER ID:...  19990215, Mod 14
         CONTRACTOR:     Michael L Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:.
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/1999 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     load, transport, and unload the following items and equipment in the performance of this effort:
                          Two (2) Power Supplies (MG 23) from Building 177 to Building 77L.
                          Compressor components for MG 15 to Building 542 long-term storage.
                          Pulse Power Trailer (MG 24) to Building 59. Capacitors will be removed prior to transporting.
                          Two (2) cabinets (MG 27) in Building 177 to the Test Cell 6 AnteRoom in Building 87.
                          Two (2) pallets of equipment (MG 23) from Building 127 to Building 59.
                          Tank stand and personnel lift (MG 24) from the hill to Building 87.
                         cost to relocate the Pulse Power Trailer (MG 24) includes $16,627.5 for a one-time insurance premium that will protect this high value item against loss or damage during transport up to its full replacement value of
                         $17,000,000. TCS must be indemnified by the government against loss or damage to the trailer if authorization to purchase full replacement value insurance is denied.
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: TCS PROPOSAL EMAIL 12/3/99 (MOD14.DOC)
                         FILE ATTACHMENT #2: TCS COST PROPOSAL EMAIL 12/3/99 (MOD14R.XLS)
                  ....   ..
           COMMENTS:     The Relocation of LBTF Canopy specified in TCS's email proposal of
                         12/3/99 is not authorized in this modification.

 TOTAL ORDER MOD $S:..   $3,866,819.50

 Accepted by Richard J. Koch at 12/17/1999 9:14:48 AM

> EDIT HISTORY:

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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

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                                [ICON] [ICON]


====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                   5. PROJECT # (if applicable)
19990215/AS14                      12/17/1999             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L Zeitschel                                                             ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B. DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government based on prices proposed on a former TCS proposal which the Government used for its subtracted amount for the elimination of work.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT BASED ON PRICES PROPOSED ON A FORMER TCS PROPOSAL WHICH THE GOVERNMENT USED
FOR ITS SUBTRACTED AMOUNT FOR THE ELIMINATION OF WORK.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 12/17/1999  9:14:47 AM Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999     PERFORMANCE PERIOD TO: 07/31/2001         DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to cancel the phase 3 execution of newly identified equipment/facilities associated with Cryogenics and Super Conductivity (MG22) and Current Collectors and Motors (MG23) previously authorized under mod AS03 and technical instruction letter #003 dated 7/19/99. This mod is done at and for no additional costs associated with the cancellation of work as both parties have previously agreed. All other terms and conditions remain the same.  ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,002,661.36                  $3,580,493.36                      ($422,168.00)
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 12/17/1999
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                              [ICON] [ICON] [ICON]
       SUBMITTED BY:     Richard J. Koch at 11/18/99
    CLIENT ORDER ID:...  19990215, Mod 13
         CONTRACTOR:     Michael L Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:.
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/99 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     1) Effective immediately, the phase 3 execution of newly identified equipment/facilities associated with Cryogenics and Super Conductivity
                         (Move Group 22) and Current Collectors and Motors (Move Group 23)
                         authorized under modification #AS03 and technical instruction letter #003, dated 7/19/99, is CANCELLED. It is the Government's belief that TCS has not incurred/accrued costs against the estimated $422,168.00 for this work.
                  ....   ..
           COMMENTS:

 TOTAL ORDER MOD $S:..   $3,580,493.36

 Accepted by Richard J. Koch at 11/18/99 3:16:25 PM

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

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                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #         5. PROJECT # (if applicable)
19990215/AS12                      11/18/1999             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                                                            ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
            11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government through offer and award of the contractor's proposal.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT THROUGH OFFER AND AWARD OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 11/16/99 11:22:50 AM   Quote Dated:                              Order ID: 19990215

====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/1999       PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:

====================================================================================================================================
The above cited task order is hereby modified to incorporate the contractor's proposal for the removal and position of equipment from trailers currently stored in Philadelphia. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================

                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE

====================================================================================================================================
COST TO GSA:                                         $3,973,948.04                  $4,002,661.36                         $28,713.32

====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 11/18/1999

====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY
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--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                              [ICON]   [ICON]  [ICON]
       SUBMITTED BY:     Richard J. Koch at 11/16/1999
    CLIENT ORDER ID:...  19990215, Mod 12
         CONTRACTOR:     Michael L. Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:.
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/1999 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     add to the SOW the removal and position of equipment
                         from trailers currently stored in Phila.
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: FAX: CLIENT REQUEST FOR
                         MODIFICATION (TRAILER.TIF)
                         FILE ATTACHMENT #2: FAX: COST PROPOSAL
                         (TRAILERPROP.TIF)
                   ....  ..
           COMMENTS:



 ..
 TOTAL ORDER MOD $s:..   $4,002,661.36
 .
 ..  Accepted by Richard J. Koch at 11/16/1999 11:22:51 AM
    ..

> EDIT HISTORY:


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--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

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                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE DATE      4. REQ/PURCH REQ. #         5. PROJECT #  (if applicable)
19990215/AS11                      11/18/1999             A85263639

====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                                                            ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
            11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government through offer and acceptance of the contractor's proposal.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT THROUGH OFFER AND ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
ORDER MOD DATED: 11/15/99 9:29:21 AM Quote Dated:                                Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/1999       PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to incorporate the contractor's proposal dated 11/01/99 for the magnetics portion of the project. ACT number A85263639 applies. All other terms and conditions apply.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $2,285,407.04                  $3,973,948.04                      $1,688,541.00
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER                    15C. DATE SIGNED       16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 11/18/1999
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

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--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                               [ICON]   [ICON]     [ICON]
       SUBMITTED BY:     Richard J. Koch at 11/15/1999
    CLIENT ORDER ID:...  19990215, Mod 11
         CONTRACTOR:     Michael L Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:.
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     05/03/1999 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation Services
     ORDER MOD BODY:     Based on the client's request the magetics portion of
                         the TCS proposal dated 11/1/99 for $1,688,541 is added
                         to the SOW.
                   ....  ..
           COMMENTS:
 ..
 TOTAL ORDER MOD $s:..   $3,973,948.04

 .

 ..  Accepted by Richard J. Koch at 11/15/1999  9:29:22 AM
    ..

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
--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

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                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                      1. CONTRACT ID CODE                                 PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #             5. PROJECT # (if applicable)

19990215/AS10                      11/15/1999              A85263639


====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                                                            ====================================================
TELECOMMUNICATION SYSTEMS INC.         Accting                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400             Commerce                                 ====================================================
Annapolis, MD 21401                    Woodward                                 10A MOD OF CONTRACT/ORDER NO.
United States
(410) 263-7616                                                                  GS03K96DSD1003/T03-99-DS-T-002
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government through offer and acceptance of the contractor's referenced proposal.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT THROUGH OFFER AND ACCEPTANCE OF THE CONTRACTOR'S REFERENCED PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 11/09/1999 1:11:21               Quote Dated:                                 Order ID: 19990215
PM
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999               PERFORMANCE PERIOD TO: 07/31/2001            DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to incorporate the contractor's proposal dated 11/1/99 to add work such as property, inventory, gearbox removal, Bldg. 113 Pit, B-34 Gun Turret, removal to Ft Meade and site prep at Carderock.
Act number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $2,101,235.25                  $2,285,407.04                        $184,171.79
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 11/15/1999
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

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                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD #                  3. EFFECTIVE           4. REQ/PURCH REQ. #                      5. PROJECT # (if applicable)
19990215/AS10                      10/08/1999             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Jeffrey C. Jockel                                                               ====================================================
TELECOMMUNICATION SYSTEMS INC.           Accting                                9B. DATED (SEE ITEM 11)
275 West Street, Suite 400               Valencia                               ====================================================
Annapolis, MD 21401                      Woodward                               10A  MOD OFCONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B  DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is ammended as aet forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government through offer and acceptance of the contractor's proposal in response to the Government's requirements.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT THROUGH OFFER AND ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL IN RESPONSE TO THE
GOVERNMENT'S REQUIREMENTS.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized byUCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 10/4/1999 10:15:36 AM            Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/1999                 PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to incorporate the contractor's proposal dated 9/14/99 for phase III move of the remainder of Batteric Test Facility and site preps for four labs in Bldg 11. This mod encompasses labor of $210,853.20 and ODCs
$38,138. Total mod labor of $248,991. All other terms and conditions remain the same.
ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information 817 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $1,852,243.78                  $2,101.235.25                        $248,991.47
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 10/08/1999
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
                   CONTRACT
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
      PA16                              9-17-99                     N/A
====================================================================================================================================
6. ISSUED BY                      CODE    3TS            7. ADMINISTERED BY (If other than Item 6)     CODE
GSA TECHNOLOGY SERVICE                                                                                   1062-703
100 PENN SQUARE EAST
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                Accting                         ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Commerce                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Woodward                        ====================================================
Annapolis, MD 21401                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
(410) 263-7616                                                               X         T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 13)
                                                                                        01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
299.X.AO3VR110.F1.25.CO1.516.TSIC9DEF DECREASE BY $97,609.03 FOR MOVE TO NEW TASK IN ITSS (19990398)
====================================================================================================================================
            13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE US
       GOVERNMENT BASED ON FINAL INVOICE
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)

====================================================================================================================================
E. IMPORTANT: Contractor [x] is not, [ ] is required to sign this document and return____________ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO DECREASE THE REMAINING BALANCE OF FUNDING IN THE TASK BASED ON THE CONTRACTOR'S
FINAL INVOICE.

TOTAL TASK IS DECREASED BY $97,609.03. THIS AMOUNT WILL BE MOVED TO THE NEW DTSW TASK IN ITSS UNDER ID# 19990398 UNDER ACT
#A85263655 BY A SEPARATE MOD ACTION.

ACT NUMBER APPLYING TO THIS MOD IS A63282001.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                  ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                             9/17/99
                                                              BY  /s/  ROBERT L. VITELLI
 --------------------------------------                           ---------------------------------------
(Signature of person authorized to sign)                          (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                        30- 105                                                    STANDARD FORM 30 (REV. 10-83)
Previous edition unusable                                                                              Prescribed by GSA

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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

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                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                        1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #               5. PROJECT # (if applicable)
19990215/AS08                      09/17/1999             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Jeffrey J Jockel                                Accting                         ====================================================
TELECOMMUNICATION SYSTEMS INC.                  Commerce                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Valencia                        ====================================================
Annapolis, MD 21401                                                             10A. MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/99 1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government through offer and acceptance of the contractor's proposal in response to the Government's requirements.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT THROUGH OFFER AND ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL IN RESPONSE TO THE
GOVERNMENT'S REQUIREMENTS.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 09/10/1999 11:14:10 AM Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 05/03/1999     PERFORMANCE PERIOD TO: 07/31/2001         DELIVERY DATE:
====================================================================================================================================
The above cited task is hereby modified to incorporate the contractor's NSWC proposal for disposal of AC&R equipment above deck, disposal of ACR equipment below deck, and disposal of abandoned R&D facilities in Building 3C in accordance with all applicable
Government and Navy regulations for disposal of Government property. This mod encompasses Labor of $557,924.64 and Support Cost of $93,901.04 for total task of $651,826.00 (rounded). All other terms and conditions apply. Act number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $1,200,417.78                  $1,852,243.78                        $651,826.00
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 09/17/1999
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Fascimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY

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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                        1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCHASE REQ. #              5. PROJECT # (if applicable)

19990215/AS07                      08/30/1999             A85263639


====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Jeffrey C. Jockel                               Accting                         ====================================================
                                                Commerce                        9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                      Woodward                        ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States
(410) 263-7616                                                                  GS03K96DSD1003/T03-99-DS-T-002
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/1999 1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government through offer and acceptance of the contractor's proposal in response to the Government's requirements.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT THROUGH OFFER AND ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL IN RESPONSE TO
THE GOVERNMENT'S REQUIREMENTS.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 8/26/99 8:48:36 AM                     Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM:5/3/1999                        PERFORMANCE PERIOD TO:                    DELIVERY DATE:
                                                         7/31/2001
====================================================================================================================================
The above cited task order is hereby modified to incorporate the contractor's NSWC proposal dated 8/24/99 for partial Phaselll move execution costs for Magnetic Materials (4 of 4 offices; 2 of 4 labs), Surface Science (1 of 2 offices; 1 of 3 labs)and Batteric Test
(3 of 4 offices; 1 of 2 labs). Labor is $78,229.30 and Support Cost/ODCs is $15,006.54. Total Mod is $93,235.84. All other terms and conditions remain the same. ACT number A85263639 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information 817 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $1,107,181.94                  $1,200,417.78                        $93,235.84
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER Type or print                       16A. NAME AND TITLE OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 08/30/1999
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Fascimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY

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 FORM 30                                              GSA IT
                                                           SOLUTIONS SHOP
--------------------------------------------------------------------------------
Open guide me      Open site help         Open contact us       Open home page

                                    [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                       1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                    3. EFFECTIVE           4. REQ/PURCH REQ. #    5. PROJECT # (if applicable)
19990215/AS06                      08/11/1999             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli (215) 656-6326
100 Penn Square East
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Jeffrey C Jockel                                                                ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A  MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B  DATED (SEE ITEM 13)
                                                                                 5/3/99  1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
299X.A03VR110.F1.25.C01.516.000..
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
E. IMPORTANT: Contractor is required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD(Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 8/10/99  2:38:38 PM  Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/99     PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to incorporate the contractor's price proposal dated 7/28/99 for removal of
Refrigeration Boxes on 3C Mezzanine part ONLY. Total Labor price for this mod is $41,454.73. This mod is PS06. The contractor and the Government agree on the price and terms of this mod. ACT number A85263639 applies.
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $1,065,727.21                  $1,107,181.94                       $41,454.73
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli
                                                                  robert l. vitelli (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                    15C. DATE SIGNED.       16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                    16C. 8/11/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

--------------------------------------------------------------------------------
 FORM 30                                              GSA IT
                                                           SOLUTIONS SHOP
--------------------------------------------------------------------------------
Open guide me      Open site help         Open contact us       Open home page

                                    [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
                   CONTRACT
====================================================================================================================================
2. AMEND/MOD #                   3. EFFECTIVE           4. REQ/PURCH REQ. #      5. PROJECT # (if applicable)
19990215/AS05                      07/29/1999             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY                                  Accounting
GSA Region 3 - Philadelphia                               robert l. vitelli (215) 656-6326                    Commerce
100 Penn Square East                                                                                          Valencia
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Jeffrey C Jockel                                                                ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A  MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B  DATED (SEE ITEM 13)
                                                                                 5/3/99  1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
299X.A03VR110.F1.25.C01.516.000..
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
E. IMPORTANT: Contractor is required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
BOMSOW DATED: 7/28/99  8:34:35 AM     Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/99       PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to incorporate the contractor's price proposal dated 7/21/99 (faxed on 7/23/99)
regarding the Laser Welder Facility and the Pulse Power Tube Facility. The total modification price for labor and ODCs for both facilities is $98,399.28(Laser Welder $26,676.85 and Pulse Tubes $71,722.43). This mod is PS05. Act number A85263639 applies. The contractor and the Government agree on the price and terms of this modification. The client will provide a letter of instruction for initiation of work.
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                           $967,327.93                  $1,065,727.21                         $98,399.28
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli
                                                                  robert l. vitelli (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                    15C. DATE SIGNED.     16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 7/29/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

--------------------------------------------------------------------------------
 FORM 30                                              GSA IT
                                                           SOLUTIONS SHOP
--------------------------------------------------------------------------------
Open guide me      Open site help         Open contact us       Open home page

                                    [ICON] 1062-821,822,823 + 824

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
                   CONTRACT
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #      5. PROJECT # (if applicable)
19990215/AS04                      07/28/1999             A85263639
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli (215) 656-6326
100 Penn Square East
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Jeffrey C Jockel                                                                ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A  MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B  DATED (SEE ITEM 13)
                                                                                5/3/99  1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
299X.A03VR110.F1.25.C01.516.000..
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
E. IMPORTANT: Contractor is required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
BOMSOW DATED: 7/26/99  2:09:48 PM     Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/99       PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to incorporate the contractor's price proposal dated 7/20/99 for the Reactive Metal
Spray Forming Facility.
Labor for this mod is $36,853.12 and ODC's are $2,756.84. Total modification price is $39,609.96. All other terms and conditions remain the same. Act number A85263639 applies. This is mod PS04. Contractor and the Government agree on the price and terms of this modification.
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                           $927,717.97                    $967,327.93                         $39,609.96
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli
                                                                  robert l. vitelli (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 7/29/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

--------------------------------------------------------------------------------
 FORM 30                                              GSA IT
                                                           SOLUTIONS SHOP
--------------------------------------------------------------------------------
Open guide me      Open site help         Open contact us       Open home page

                                                               1062-821
                                       [ICON]                       822
                                                                    823

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF                         1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
                   CONTRACT
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE DATE      4. REQ/PURCH REQ. #      5. PROJECT # (if applicable)
19990215/AS02                      07/08/1999             A85263639                Act #
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY                            Accting
GSA Region 3 - Philadelphia                               robert l. vitelli (215) 656-6326              Commerce
100 Penn Square East                                                                                    Valencia
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Jeffrey Mogelinski                                                              ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A  MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T-03-99-DS-T002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B  DATED (SEE ITEM 13)
                                                                                 5/3/99  1:20:30 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
299X.A03VR110.F1.25.C01.516.000..
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
E. IMPORTANT: Contractor is required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
BOMSOW DATED: 6/18/99  2:04:43 PM     Quote Dated:                              Order ID: 19990215
====================================================================================================================================
PERFORMANCE PERIOD FROM: 5/3/99     PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to incorporate all prior mod requests from the NSWC-CD (Commander Thomas Buckingham), not including the July 7 request, and the contractor's proposal dated July 6, 1999 as accepted and agreed upon by the parties.

All other terms and conditions remain the same. Act number A85263639 applies.
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                            $21,582.36                    $468,006.00                        $446,423.64
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli
                                                                  robert l. vitelli (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE  Robert L. Vitelli
                                                                  16C. 7/8/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

GUIDE ME              SITE HELP                CONTACT US              HOME PAGE
--------------------------------------------------------------------------------

                                     [ICON]

                                                                                                                            1062-821
====================================================================================================================================
  AMENDMENT OF SOLICITATION/MOD OF                 1. CONTRACT ID CODE                            PAGE 1 OF 1 PAGE(S)
             CONTRACT                                                                                                           -822
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE DATE      4. REQ/PURCH REQ. #                    5. PROJECT # (if applicable)
19990215/AA01                      05/28/1999             A85263639                                                             -823

                                                                                                       ACT# Accting
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY                                Commerce
GSA Region 3 - Philadelphia                               robert l. vitelli (215) 656-6326                  Valencia
100 Penn Square East
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Jeffrey Mogelinski                                                              ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T-03-99-DS-T002
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                5/3/99  1:20:30 PM
====================================================================================================================================
                                    11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
299X.A03VR110.F1.25.C01.516.000..
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
E. IMPORTANT: Contractor is not required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
BOMSOW DATED: 6/10/99                 Quote Dated:                              Order ID: 19990215
2:06:45 PM
====================================================================================================================================
PERFORMANCE PERIOD                    PERFORMANCE PERIOD                        DELIVERY DATE:
FROM: 5/3/99                          TO: 6/4/99
====================================================================================================================================
Revision 01, dated May 17, 1999 and the contractor's proposal, dated May 27, 1999 is incorporated into the task. Parties agree that there is no price change associated with this revision.
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                          $21,582.36                        $21,582.36                             $0.00
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli
                                                                  robert l. vitelli (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE               16C. 6/16/99
                                                                       Robert L. Vitelli
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE  OF  PAGES
                                                                                                                   1         3
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
         PA15                       6-23-99                             N/A
====================================================================================================================================
6. ISSUED BY                       CODE      3TS          7. ADMINISTERED BY (If other than Item 6)         CODE
                                   ======================                                                   ========================
GSA FEDERAL TECHNOLOGY SERVICE                                                    1062-703
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)  (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                Accounting                         =================================================
TELECOMMUNICATION SYSTEMS INC.                  Commerce                           9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                      McKenna                            =================================================
ANNAPOLIS, MD 21401                                                                10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                               X   T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                   10B. DATED (SEE ITEM 13)
                                                                                   01-27-98
====================================================================================================================================
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
299X.A03VR110.F1.25.C01.516.TSIC9DEF DECREASE BY $40.87
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
 X  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
====================================================================================================================================
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT:      CONTRACTOR [X]  is not,  [ ] is required to sign this document and return _____ copies to the issuing office.

====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO DECREASE THE TASK VALUE BY $40.87 DUE TO AN EXCHANGE OF LABOR HOURS BETWEEN
SKILL LEVELS.

SEE THE FOLLOWING PAGES FOR DETAIL.

ACT NUMBER A63282001 APPLIES.


Except as provided herein, all terms and conditions of the document referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                          16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                            ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                         15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                       BY  /s/ ROBERT L. VITELLI                          6-23-99
---------------------------------------                                   -------------------------------------
(Signature of person authorized to sign)                                   (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                              30-105                                               STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

DTS-W: TASK ORDER REVISION (10)


OPTION YEAR TWO TOTALS (NO CHANGE)
----------------------------------
                                  Proposed                         Proposed
                                   Awarded         Category        Awarded
Skill Category                      Hours            Rate           Value
--------------                      -----            ----           -----
Principal Engineer                 9703.5    $       78.60     $     762,695.10
Senior Engineer                    2849.5    $       61.60     $     175,529.20
Senior Systems Analyst               2456    $       52.37     $     128,620.72
Tech. Subject Matter Expert          1380    $       74.73     $     103,127.40
Senior Technical Expert              1207    $      137.96     $     166,517.72
Senior Programmer                       0    $       50.85     $              -
Administrative Assistant              381    $       21.88     $       8,336.28
Program Manager                    1323.5    $       83.02     $     109,876.97
Engineer                             1374    $       42.60     $      58,532.40
Systems Analyst                    2313.5    $       39.86     $      92,216.11
                       Total:       22988                      $   1,605,451.90

                                            Total ODC's:       $      60,123.10
                                            Total Task:        $   1,665,575.00

VALUE OF THE REVISION (OPTION YEAR THREE)
-----------------------------------------
                                  Proposed                             Proposed
                                   Awarded         Category            Awarded
Skill Category                      Hours            Rate               Value
--------------                      -----            ----               -----
Principal Engineer                      0    $       81.19     $            -
Senior Engineer                         0    $       63.64     $            -
Senior Systems Analyst                  0    $       54.10     $            -
Tech. Subject Matter Expert             0    $       77.20     $            -
Senior Technical Expert             -38.5    $      142.51     $      (5,486.64)
Senior Programmer                       0    $       52.53     $            -
Administrative Assistant                0    $       22.60     $            -
Program Manager                      63.5    $       85.76     $       5,445.76
Engineer                                0    $       44.01     $            -
Systems Analyst                         0    $       41.18     $            -
Principal Analyst                       0    $       71.58     $            -
                           Total:      25                      $         (40.87)

                                            Revision ODC's:    $            -
                                            Total Revision:    $         (40.87)

POST REVISION TOTAL VALUE OF THE TASK (OPTION YEAR THREE)

                                 Proposed                      Proposed
                                  Awarded   Category            Awarded
Skill Category                     Hours      Rate               Value
--------------                     -----      ----               -----
Principal Engineer                   5805  $     81.19  $    471,307.95
Senior Engineer                      1675  $     63.64  $    106,597.00
Senior Systems Analyst               1900  $     54.10  $    102,790.00
Tech. Subject Matter Expert           765  $     77.20  $     59,058.00
Senior Technical Expert            2291.5  $    142.51  $    326,561.67
Senior Programmer                       0  $     52.53  $           -
Administrative Assistant              239  $     22.60  $      5,401.40
Program Manager                     938.5  $     85.76  $     80,485.76
Engineer                             1047  $     44.01  $     46,078.47
Systems Analyst                       930  $     41.18  $     38,297.40
Principal Analyst                     100  $     71.58  $      7,158.00
                Total:              15691               $  1,243,735.65

TOTAL TASK COST (OPTION YEARS TWO AND THREE)
--------------------------------------------
                                     Total Labor Costs: $  2,849,187.55
                                       Total ODC Costs: $     60,123.10
                                            Task Total: $  2,909,310.65

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE 1 OF 3 PAGES
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
         PA14                          6-08-99                         N/A
====================================================================================================================================
6. ISSUED BY                  CODE       3TS              7. ADMINISTERED BY (If other than Item 6)       CODE

GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION                                                               1062-   703
100 PENN SQUARE EAST
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     [X] 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS, INC.                    Accounting                       9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                         Commerce                     ====================================================
ANNAPOLIS, MD 21401                                McKenna                          10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                 X             T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                    10B. DATED (SEE ITEM 13)
                                                                                              01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
299.X.A03VR110.F1.25.C01.516.TSIC9DEF REDUCTION OF FUNDS BY $258,607.80 FOR TRANSITION TO ITSS
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
 X  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT: Contractor [X] is not,  [ ] is required to sign this document and return ___________ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible).

THE ABOVE CITED TASK IS HEREBY MODIFIED TO REDUCE FUNDS IN THE AMOUNT OF $258,607.80. FUNDS WILL BE RE-ESTABLISHED IN THE ITSS
SYSTEM AT A LATER DATE. LABOR CATEGORIES, RATES, TOTAL HOURS AND ODCS ARE OUTLINED ON THE FOLLOWING PAGES.

LABOR IS REDUCED BY $228,607.80 AND ODC's ARE REDUCED BY $30,000. TOTAL TASK REVISION IS ($258,607.80).

ACT NUMBER A63282001 APPLIES.


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                  ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                                  6-08-99
                                                                  BY /s/ ROBERT L. VITELLI
----------------------------------------                             ----------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                          30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

DTS-W: TASK ORDER REVISION (09)

OPTION YEAR TWO TOTALS (NO CHANGE)
----------------------------------
                                       Proposed                     Proposed
                                        Awarded     Category         Awarded
Skill Category                           Hours        Rate            Value
---------------                          -----        ----            -----
Principal Engineer                       9703.5  $     78.60      $    762,695.10
Senior Engineer                          2849.5  $     61.60      $    175,529.20
Senior Systems Analyst                     2456  $     52.37      $    128,620.72
Tech. Subject Matter Expert                1380  $     74.73      $    103,127.40
Senior Technical Expert                    1207  $    137.96      $    166,517.72
Senior Programmer                             0  $     50.85      $           -
Administrative Assistant                    381  $     21.88      $       8336.28
Program Manager                          1323.5  $     83.02      $    109,876.97
Engineer                                   1374  $     42.60      $     58,532.40
Systems Analyst                          2313.5  $     39.86      $     92,216.11
                            Total:        22988                   $  1,605,451.90

                                                Total ODC's:      $     60,123.10
                                                Total Task:       $  1,665,575.00


VALUE OF THE REVISION (OPTION YEAR THREE)
-----------------------------------------
                                       Proposed                     Proposed
                                        Awarded     Category         Awarded
Skill Category                           Hours        Rate            Value
---------------                          -----        ----            -----
Principal Engineer                        -2000  $     81.19        $    (162,380.00)
Senior Engineer                              20  $     63.64        $       1,272.80
Senior Systems Analyst                     -300  $     54.10        $     (16,230.00)
Tech. Subject Matter Expert                -100  $     77.20        $      (7,720.00)
Senior Technical Expert                     100  $    142.51        $      14,251.00
Senior Programmer                             0  $     52.53        $            -
Administrative Assistant                      0  $     22.60        $            -
Program Manager                              80  $     85.76        $       6,860.80
Engineer                                    -40  $     44.01        $      (1,760.40)
Systems Analyst                             -50  $     41.18        $      (2,059.00)
Principal Analyst                          -850  $     71.58        $     (60,843.00)
                            Total:        -3140                     $    (228,607.80)

                                                Revision ODC's:     $     (30,000.00)
                                                Total Revision:     $    (258,607.80)

POST REVISION TOTAL VALUE OF THE TASK (OPTION YEAR THREE)
---------------------------------------------------------

                                       Proposed                   Proposed
                                        Awarded   Category         Awarded
Skill Category                           Hours      Rate            Value
---------------                          -----      ----            -----
Principal Engineer                         5805  $     81.19   $    471,307.95
Senior Engineer                            1675  $     63.64   $    106,597.00
Senior Systems Analyst                     1900  $     54.10   $    102,790.00
Tech. Subject Matter Expert                 765  $     77.20   $     59,058.00
Senior Technical Expert                    2330  $    142.51   $    332,048.30
Senior Programmer                             0  $     52.53   $           -
Administrative Assistant                    239  $     22.60   $      5,401.40
Program Manager                             875  $     85.76   $     75,040.00
Engineer                                   1047  $     44.01   $     46,078.47
Systems Analyst                             930  $     41.18   $     38,297.40
Principal Analyst                           100  $     71.58   $      7,158.00
                            Total:        15666                $  1,243,776.52

TOTAL TASK COST (OPTION YEARS TWO AND THREE)
--------------------------------------------
                                            Total Labor Costs: $  2,849,228.42
                                              Total ODC Costs: $     30,123.10
                                                   Task Total: $  2,879,351.52

=========================================================================================================================
                                                                           1. CONTRACT ID CODE             PAGE OF PAGES
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                      1       1
=========================================================================================================================
2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable)
               PS01                 5-28-99                 N/A
-------------------------------------------------------------------------------------------------------------------------
ISSUED BY                    CODE     3TS       7. ADMINISTRATED BY (if other than item 6)   CODE
                                  ----------                                                     ----------
GSA FEDERAL TECHNOLOGY SERVICE
100 PENN SQUARE EAST
PHILADELPHIA, PA 19107
                                                       1062 821, 822 & 823
-------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                                    (X) 9A. AMENDMENT OF SOLICITATION NO.
(No., street, country, state and ZIP Code)

TELECOMMUNICATION SYSTEMS, INC.                                          ------------------------------------------------
275 WEST STREET, SUITE 400                                               9B. DATED (SEE ITEM 11)
ANNAPOLIS, MARYLAND 21401-1740
                                                                         ------------------------------------------------
                                                                         10A. MODIFICATION OF CONTRACT/ORDER
                                                                              NO.
                                                                      X         T-03-99-DS-T002
                                                                         ------------------------------------------------
--------------------------------------------------------------------     10B. DATED (SEE ITEM 13)
CODE                               FACILITY CODE                                       4-27-99
-------------------------------------------------------------------------------------------------------------------------
                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
-------------------------------------------------------------------------------------------------------------------------
[ ] THE ABOVE NUMBERED SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE HOUR AND DATE SPECIFIED FOR RECEIPT OF OFFERS
[ ] IS EXTENDED, [ ] IS NOT EXTENDED.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a) By completing item 8 and 16, and returning_______copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE
DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
-------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
N/A
-------------------------------------------------------------------------------------------------------------------------
13.                THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-------------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
---    SET FORTH IN ITEM 14, ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
-------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
    CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
    IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
-------------------------------------------------------------------------------------------------------------------------
 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT
-------------------------------------------------------------------------------------------------------------------------
    D. OTHER (specify type of modification and authority)

-------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return__________copies to the issuing office.
-------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO INCORPORATE REVISION 01 DATED MAY 17, 1999 AND THE CONTRACTOR'S
PROPOSAL DATED MAY 27, 1999. THE REQUIREMENTS ARE AS STATED IN THE REVISION AND THE PARTIES AGREE THAT THERE IS
NO PRICE CHANGE ASSOCIATED WITH THIS REVISION.

ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

ACT NUMBER A85263639 APPLIES.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)          16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      Jeffrey C. Jockel                                ROBERT L. VITELLI
-------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR          15C. DATE SIGNED      16B. UNITED STATES OF AMERICA           16C. DATED SIGNED
    /s/ Jeffrey C. Jockel               5-28-98        BY  /s/ Robert L. Vitelli                   5-28-99
 --------------------------------                      ----------------------------------
(Signature of person authorized to sign)                (Signature of Contracting Officer)
=========================================================================================================================
NSN 7540-01-152-8070                                  30-105                                STANDARD FORM 3Q (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                   Prescribed by GSA

====================================================================================================================
     ORDER FOR SUPPLIES AND SERVICES           IMPORTANT; SEE INSTRUCTIONS IN         PAGE     OF   PAGES
                                               GSAR 553.370-300-1 FOR DISTRIBUTION            1    1
--------------------------------------------------------------------------------------------------------------------
1. DATE OF ORDER        2. ORDER NUMBER        3. CONTRACT NUMBER          4. ACT NUMBER
        4-27-99             T-03-99-DS-T002        GS03K-96-DSD1003               A85263639
--------------------------------------------------------------------------------------------------------------------
                            5. ACCOUNTING CLASSIFICATION                 6. FINANCE DIVISION
            --------------------------------------------------------------------------------------------------------
            FUND        ORG CODE     B/A CODE       O/C CODE          AC      SS     VENDOR NUMBER
    FOR       299X        A03VR100        F1               25
GOVERNMENT  --------------------------------------------------------------------------------------------------------
    USE     FUND CODE   C/E CODE     PROJ./PROS.NO   CC-A              MDL     FI     G/L DEBIT
   ONLY        C01          516        TSICNSWC
            --------------------------------------------------------------------------------------------------------
            W/ITEM      CC-B         PRT./CRFT                        AI      LC     DISCOUNT
--------------------------------------------------------------------------------------------------------------------
7. TO: CONTRACTOR (Name, address and zip code)                        8. TYPE OR ORDER     REFERENCE YOUR
                                                                      [ ] A. PURCHASE
                                                                      ----------------------------------------------
                                                                      Please furnish the following on the terms
                                                                      specified on both sides of the order and
                                                                      the attached sheets, if any, including
                                                                      delivery as indicated.
TELECOMMUNICATION SYSTEMS, INC.                                       ----------------------------------------------
275 WEST STREET, SUITE 400                                            [X] B. DELIVERY
ANNAPOLIS, MD 21401                                                   This delivery order is subject to
                                                                      instructions contained on this side only of
                                                                      this form and is issued subject to the terms
                                                                      and conditions of the above numbered contract.
                                                                      ----------------------------------------------
                                                                      C. MODIFICATION NO.    AUTHORITY FOR ISSUING

--------------------------------------------------------------------------------------------------------------------
9A. EMPLOYER'S IDENTIFICATION NUMBER           9B. CHECK, IF APPROP.  Except as provided herein, all terms and
                            52152369                [ ] WITHHOLD      conditions of original order, as heretofore
                                                          20%         modified, remain unchanged.
--------------------------------------------------------------------------------------------------------------------
10A. CLASSIFICATION    B. OTHER THAN     C. SMALL        D. SMALL  10B. TYPE OF BUSINESS ORGANIZATION
      A. SMALL         SMALL BUS-        DISADVAN-       WOMEN-     A. CORPOR-    B. PARTNER-    C. SOLE
   [ ]BUSINESS      [ ]INESS          [X]TAGED       [ ] OWNED   [X]ATION      [ ]SHIP        [ ]PROPRIETOR
--------------------------------------------------------------------------------------------------------------------
11. ISSUING OFFICE (Address, zip code    12. REMITTANCE ADDRESS(MANDATORY)  13. SHIP TO (Consignee address, zip
    and telephone no.)                                                                   code and telephone no.)


GSA FTS (3TS)                            SAND RIDGE BANK
100 PENN SQUARE EAST                     P.O. BOX 724
PHILADELPHIA, PA 19107                   SCHEREVILLE, IN 46375              SEE BLOCK 20
--------------------------------------------------------------------------------------------------------------------
14. PLACE OF INSPECTION AND ACCEPTANCE                     15. REQUISITION OFFICE (Name, symbol and telephone no.)
 DESTINATION                                               GSA FISSP (3TR)
--------------------------------------------------------------------------------------------------------------------
16. F.O.B. POINT             17. GOVERNMENT B/L NO.   18. DELIVERY F.O.B. POINT ON OR   19. PAYMENT/DISCOUNT TERMS
                                                          BEFORE
         DESTINATION                                                    6-4-99                 NET 30 DAYS
--------------------------------------------------------------------------------------------------------------------
                                            20. SCHEDULE
--------------------------------------------------------------------------------------------------------------------
     ITEM NO.                      SUPPLIES OR SERVICES          QUANTITY    UNIT    UNIT PRICE      AMOUNT
       (A)                                  (B)                   ORDERED     (D)         (E)           (F)
                                                                    (C)
--------------------------------------------------------------------------------------------------------------------
1.                       TASK ORDER                                   1               21,582.36      21,582.36

                         SEE PAGE 2
                              ACCOUNTING                                               1062            821
                              BARROWMAN                                                                822
                              COLIGAN                                                                  823
                              COMMERCE
                              VALENCIA
--------------------------------------------------------------------------------------------------------------------
21. RECEIVING OFFICE (Name, symbol and telephone no.)                                   TOTAL
                                                                                        FROM
                                                                                       300-A(s)
--------------------------------------------------------------------------------------------------------------------
22. SHIPPING POINT                       23. GROSS SHIP WT.                             GRAND
                                                                                        TOTAL       $21,582.36
--------------------------------------------------------------------------------------------------------------------
24. MAIL INVOICE TO: (Include zip code)  25A. FOR INQUIRES REGARDING PAYMENT CONTACT:         25B. TELEPHONE NO.
General Service Administration (FUND)         RICHARD KOCH                                         215-656-6348
                                         ---------------------------------------------------------------------------
                                         26A. NAME OF CONTACTING/ORDERING OFFICER (TYPE)      26B. TELEPHONE NO.
RICHARD KOCH                             ROBERT L. VITELLI                                         215-656-6326
100 PENN SQUARE EAST                     ---------------------------------------------------------------------------
PHILADELPHIA, PA 19107                   26C. SIGNATURE
                                         /S/ ROBERT L. VITELLI    4-27-99
====================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                      GSA FORM 300 (REV. 2-92)

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE OF PAGES
                   CONTRACT                                                                                        1       2
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
             A005                        7/24/99
====================================================================================================================================
6. ISSUED BY                 CODE        3TS              7. ADMINISTERED BY (If other than Item 6)              CODE
                                   ==================                                                                ===============
GSA FEDERAL TECHNOLOGY SERVICE                                                                                      1062-811
ACQUISITION SERVICES DIVISION                                                                                           -812
100 PENN SQUARE EAST, 8TH FLOOR                                                                                         -813
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)   (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                Accounting                          ================================================
TELECOMMUNICATION SYSTEMS, INC.                 Valencia                            9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                      Commerce                            ================================================
ANNAPOLIS, MD 21401                                                                 10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                X             T-03-98-DS-T-003
====================================================================================================================================
CODE                               FACILITY CODE                                    10B. DATED (SEE ITEM 11)
                                                                                                 9/30/98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended,  [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
299X.A03VR110.F1.25.C01.516.TSIC9NWC KEEP $996,919.79 IN THIS TASK FOR CONTRACTOR COST
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
 X  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return _____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE CITED TASK ORDER NUMBER IS HEREBY MODIFIED TO MAINTAIN FUNDING OF $996,919.79 IN THIS TASK ORDER FOR CONTRACTOR COSTS.
THE REMAINDER OF THE FUNDS ASSOCIATED WITH THIS TASK FOR CONTRACTOR COSTS, $5,075,534.72, WILL BE RE-ESTABLISHED AS A NEW TASK AND
ENTERED INTO THE ITSS SYSTEM.

ACT NUMBER A85263613 APPLIES. ALL OTHER TERMS AND CONDITIONS APPLY.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                  ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                  15C. DATE SIGNED     16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

                                                              BY   /s/     ROBERT L. VITELLI                      7-24-99
----------------------------------------                          ---------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                      30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

========================================================================================================================

                                          CONTRACT # GS03K-96-DSD1003

                                          TASK ORDER # T03-98-DST-003
                                    ORIGINAL TASKING (INCEPTION TO 5/31/99)
                                            SUMMARY OF HOURS & COSTS

------------------------------------------------------------------------------------------------------------------------

               TOTAL LABOR                                                    RATE         HOURS             TOTAL
Senior Technical Expert                 Option Year 3                        $142.51           187.0          $26,649.37
Senior Technical Expert                 Option Year 2                        $137.96            68.0           $9,381.28
Project/Technical Director              Option Year 3                        $115.93           805.5          $93,381.62
Project/Technical Director              Option Year 2                        $112.23            14.5           $1,627.34
Subject Matter Specialist               Option Year 3                         $77.20           428.5          $33,080.20
Subject Matter Specialist               Option Year 3 Govt Site               $60.07            55.0           $3,303.85
Subject Matter Specialist               Option Year 2                         $74.73            41.0           $3,063.93
RMS II                                  Option Year 3                         $59.34         1,687.0         $100,106.58
RMS II                                  Option Year 3 Govt Site               $50.03            16.0             $800.48
RMS II                                  Option Year 2                         $57.45           322.0          $18,498.90
RMS I                                   Option Year 3                         $39.13           685.3          $26,813.83
RMS I                                   Option Year 3 Govt Site               $32.99            24.5             $808.26
RMS I                                   Option Year 2                         $37.88           192.0           $7.272.96
Industrial Relocation Specialist        Option Year 3                         $79.37         5,515.5         $437,765.24
Industrial Relocation Specialist        Option Year 2                         $76.83           171.5          $13,176.35
Relocation Specialist                   Option Year 3                         $34.89         1,643.5          $57,341.72

                                                    TOTAL LABOR                                              $833,071.88

              SUPPORT COST                                                  COST              G&A                TOTAL
SUMMARY OF SUPPORT COSTS                                                 $147,810.47      $16,037.44         $163,847.91

                                               TOTAL SUPPORT COSTS                                           $163,847.91

                                                    GRAND TOTAL                                              $996,919.79

========================================================================================================================

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE OF PAGES
                   CONTRACT                                                                                        1       3
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
             PA13                        3/12/99                         N/A
====================================================================================================================================
6. ISSUED BY                 CODE        3TS              7. ADMINISTERED BY (If other than Item 6)              CODE
                                   ==================                                                                ===============
GSA FEDERAL TECHNOLOGY SERVICE                                                                                      1062-703
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     X   9A. AMENDMENT OF SOLICITATION NO.
                                                Accounting                      ====================================================
TELECOMMUNICATION SYSTEMS, INC.                 Commerce                            9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                      Flir                            ====================================================
ANNAPOLIS, MD 21401                             Hennessy                            10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                Sheldon
                                                                                X             T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                    10B. DATED (SEE ITEM 11)
                                                                                                 1/27/98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                              [ ] is extended,  [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _____copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
 299X.A03VR110.F1.25.C01.516.TSIC9DEF  ADDING FUNDS IN THE AMOUNT OF $715,071.95
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
 X  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
 X  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT: Contractor [X} is not, [ ]is required to sign this document and return _____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO ADD FUNDS IN THE AMOUNT OF $715,071.95. LABOR CATEGORIES, RATES, TOTAL HOURS AND
ODCS ARE OUTLINED ON THE FOLLOWING PAGES.

ACT NUMBER A63282003 APPLIES.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                  ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

                                                                  By /s/   ROBERT L. VITELLI                      3-12-99
----------------------------------------                             ----------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                      30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

DTS-W: TASK ORDER REVISION (08)

OPTION YEAR TWO TOTALS (NO CHANGE)

                                   Proposed                         Proposed
                                    Awarded       Category           Awarded
Skill Category                       Hours          Rate              Value
--------------                       -----          ----              -----
Principal Engineer                   9703.5      $    78.60      $    762,695.10
Senior Engineer                      2849.5      $    61.60      $    175,529.20
Senior Systems Analyst                 2456      $    52.37      $    128,620.72
Tech. Subject Matter Expert            1380      $    74.73      $    103,127.40
Senior Technical Expert                1207      $   137.96      $    166,517.72
Senior Programmer                         0      $    50.85      $             -
Administrative Assistant                381      $    21.88      $      8,336.28
Program Manager                      1323.5      $    83.02      $    109,876.97
Engineer                               1374      $    42.60      $     58,532.40
Systems Analyst                      2313.5      $    39.86      $     92,216.11
                            Total:    22988                      $  1,605,451.90


                                                Total ODC's:     $     60,123.10
                                                Total Task:      $  1,665,575.00


VALUE OF THE REVISION (OPTION YEAR THREE)

                                   Proposed                         Proposed
                                    Awarded       Category           Awarded
Skill Category                       Hours          Rate              Value
--------------                       -----          ----              -----
Principal Engineer                   3425        $    81.19       $   278,075.75
Senior Engineer                       425        $    63.64       $    27,047.00
Senior Systems Analyst                550        $    54.10       $    29,755.00
Tech. Subject Matter Expert           240        $    77.20       $    18,528.00
Senior Technical Expert              1325        $   142.51       $   188,825.75
Senior Programmer                       0        $    52.53       $            -
Administrative Assistant              115        $    22.60       $     2,599.00
Program Manager                       350        $    85.76       $    30,016.00
Engineer                              525        $    44.01       $    23,105.25
Systems Analyst                       440        $    41.18       $    18,119.20
Principal Analyst                     950        $    71.58       $    68,001.00
                            Total:   8345                         $   684,071.95

                                                Revision ODC's:   $    31,000.00
                                                Total Revision:   $   715,071.95

POST REVISION TOTAL VALUE OF THE TASK (OPTION YEAR THREE)
--------------------------------------------------------

                                                    Proposed                                           Proposed
                                                    Awarded                   Category                 Awarded
Skill Category                                       Hours                      Rate                    Value
--------------                                       -----                      ----                    -----
Principal Engineer                                      7805              $        81.19         $       633,687.95
Senior Engineer                                         1655              $        63.64         $       105,324.20
Senior Systems Analyst                                  2200              $        54.10         $       119,020.00
Tech. Subject Matter Expert                              865              $        77.20         $        66,778.00
Senior Technical Expert                                 2230              $       142.51         $       317,797.30
Senior Programmer                                          0              $        52.53         $               -
Administrative Assistant                                 239              $        22.60         $         5,401.40
Program Manager                                          955              $        85.76         $        81,900.80
Engineer                                                1087              $        44.01         $        47,838.87
Systems Analyst                                          980              $        41.18         $        40,356.40
Principal Analyst                                        950              $        71.58         $        68,001.00
                 Total:                                18966                                     $     1,486,105.92

TOTAL TASK COST (OPTION YEARS TWO AND THREE)
--------------------------------------------

                                                     Total Labor Costs:                          $     3,091,557.82
                                                       Total ODC Costs:                          $        91,123.10
                                                            Task Total:                          $     3,182,680.92

                                                                                             1062-703
====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF  CONTRACT                   1. CONTRACT ID CODE                          PAGE OF PAGES
                                                                                                                       1       3
====================================================================================================================================
2. AMENDMENT MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
             PS12                        2-8-99                       N/A
====================================================================================================================================
6. ISSUED BY                 CODE        3TS              7. ADMINISTERED BY (If other than Item 6)              CODE
                                   ==================                                                                ===============
GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)    (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS, INC.                                                     9B. DATED (SEE ITEM 13)
275 WEST STREET, SUITE 400                                                      ====================================================
ANNAPOLIS, MD 21401                                                                 10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                X             T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                    10B. DATED (SEE ITEM 13)
                                                                                                 01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS.
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt Offers
[ ] is extended.  [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning _____copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
 299X.A03VR110.F1.25.C01.516.TSIC9DEF=DECREASE $207.47
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return _____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible.)

THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO DELETE THE REMAINING OPTION YEAR 2 LABOR HOURS AND APPLY THEM TO THE OPTION YEAR 3
LABOR HOURS WITHIN THIS TASK.
TOTAL TASK DECREASES IN VALUE BY $207.47                                        Accting
                                                                                Commerce
SEE PAGES 2 AND 3.                                                               Iler
                                                                                Hennessy
ACT NUMBER A63282001 APPLIES.                                                   Shelton

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     RICHARD A. YOUNG
     EXECUTIVE VICE PRESIDENT                                     ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

      /S/ RICHARD A. YOUNG                      2/4/99             BY   /S/ ROBERT L. VITELLI                     2-8-99
----------------------------------------                          ---------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                      30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA


DTS-W:  TASK ORDER REVISION (07)
--------------------------------

VALUE OF THE REVISION (OPTION YEAR TWO)
---------------------------------------

                                                    Proposed                                           Proposed
                                                    Awarded                   Category                 Awarded
Skill Category                                       Hours                      Rate                    Value
--------------                                       -----                      ----                    -----
Principal Engineer                                    -993.5              $        78.60         $       (78,089.10)
Senior Engineer                                        -10.5              $        61.60         $          (646.80)
Senior Systems Analyst                                     0              $        52.37         $              -
Tech. Subject Matter Expert                               -9              $        74.73         $          (672.57)
Senior Technical Expert                                   -3              $       137.96         $          (413.88)
Senior Programmer                                          0              $        50.85         $              -
Administrative Assistant                                  -8              $        21.88         $          (175.04)
Program Manager                                         -9.5              $        83.02         $          (788.69)
Engineer                                                 -92              $        42.60         $        (3,919.20)
Systems Analyst                                        -48.5              $        39.86         $        (1,933.21)
                 Total:                                -1174                                     $       (86,638.49)

POST REVISION TOTAL VALUE OF THE TASK (OPTION YEAR TWO)
-------------------------------------------------------

                                                    Proposed                                           Proposed
                                                    Awarded                   Category                 Awarded
Skill Category                                       Hours                      Rate                    Value
--------------                                       -----                      ----                    -----
Principal Engineer                                    9703.5              $        78.60         $       762,695.10
Senior Engineer                                       2849.5              $        61.60         $       175,529.20
Senior Systems Analyst                                  2456              $        52.37         $       128,620.72
Tech. Subject Matter Expert                             1380              $        74.73         $       103,127.40
Senior Technical Expert                                 1207              $       137.96         $       166,517.72
Senior Programmer                                          0              $        50.85         $              -
Administrative Assistant                                 381              $        21.88         $         8,336.28
Program Manager                                       1323.5              $        83.02         $       109,876.97
Engineer                                                1374              $        42.60         $        58,532.40
Systems Analyst                                       2313.5              $        39.86         $        92,216.11
                 Total:                                22988                                     $     1,605,451.90

                                                     Total ODC's:                                $        60,123.10

                                                      Total Task:                                $     1,665,575.00

VALUE OF THE REVISION (OPTION YEAR THREE)
-----------------------------------------

                                                    Proposed                                           Proposed
                                                    Awarded                   Category                 Awarded
Skill Category                                       Hours                      Rate                    Value
--------------                                       -----                      ----                    -----
Principal Engineer                                       470               $       81.19         $        38,159.30
Senior Engineer                                            0               $       63.64         $              -
Senior Systems Analyst                                     0               $       54.10         $              -
Tech. Subject Matter Expert                                0               $       77.20         $              -
Senior Technical Expert                                  230               $      142.51         $        32,777.30
Senior Programmer                                          0               $       52.53         $              -
Administrative Assistant                                   0               $       22.60         $              -
Program Manager                                            0               $       85.76         $              -
Engineer                                                  62               $       44.01         $         2,728.62
Systems Analyst                                          310               $       41.18         $        12,765.80
                 Total:                                 1072                                     $        86,431.02

POST REVISION TOTAL VALUE OF THE TASK (OPTION YEAR THREE)
---------------------------------------------------------

                                                    Proposed                                           Proposed
                                                    Awarded                   Category                 Awarded
Skill Category                                       Hours                      Rate                    Value
--------------                                       -----                      ----                    -----
Principal Engineer                                      4380               $       81.19         $       355,612.20
Senior Engineer                                         1230               $       63.64         $        78,277.20
Senior Systems Analyst                                  1650               $       54.10         $        89,265.00
Tech. Subject Matter Expert                              625               $       77.20         $        48,250.00
Senior Technical Expert                                  905               $      142.51         $       128,971.55
Senior Programmer                                          0               $       52.53         $              -
Administrative Assistant                                 124               $       22.60         $         2,802.40
Program Manager                                          605               $       85.76         $        51,884.80
Engineer                                                 562               $       44.01         $        24,733.62
Systems Analyst                                          540               $       41.18         $        22,237.20
                 Total:                                10621                                     $       802,033.97

TOTAL REVISION COST (OPTION YEARS TWO AND THREE)
------------------------------------------------

                                                     Total Labor Costs:                          $          (207.47)
                                                       Total ODC Costs:                          $              -
                                                            Task Total:                          $          (207.47)


TOTAL TASK COST (OPTION YEARS TWO AND THREE)
--------------------------------------------

                                                     Total Labor Costs:                          $     2,407,485.87
                                                       Total ODC Costs:                          $        60,123.10
                                                            Task Total:                          $     2,467,608.97

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE OF PAGE(S)
                CONTRACT                                                                                          1        2
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
               PA11                     12-09-98                          N/A
====================================================================================================================================
6. ISSUED BY                 CODE         3TS             7. ADMINISTERED BY (If other than Item 6)                 CODE
GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)(X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS INC.          1062-703                                9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                                                      ====================================================
ANNAPOLIS, MD 21401                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                           X                T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 13)
                                                                                                01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning_____copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
299.X.A03VR110.F1.25.C01.516.TSIC9DEF =INCREASE $715,602.95
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
 X  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
    E. IMPORTANT: Contractor [X] is not [ ] is required to sign this document and return _____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract  subject matter where feasible.)

THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO ADD FUNDS TO THE TASK IN THE AMOUNT OF $715,602.95. LABOR CATEGORIES, RATES, TOTAL
HOURS AND TOTAL COSTS ARE OUTLINED ON PAGE 2.

ACT NUMBER A63282001 APPLIES.                             ACCT
                                                          COMMERCE
                                                          ILER
                                                          HENNESSY
                                                          SHELTON
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                  ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                               BY /s/ Robert L. Vitelli                           12-09-98
 --------------------------------------                           ---------------------------------------
(Signature of person authorized to sign)                          (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                           30-105                                 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      Prescribed by GSA


VALUE OF THE EXTENSION (OPTION YEAR THREE)
                                        Proposed               Proposed
                                        Awarded   Category     Awarded
Skill Category                          Hours     Rate         Value
--------------                          -------   --------     --------

Principal Engineer                          3910  $     81.19  $  317,452.90
Senior Engineer                             1230  $     63.64  $   78,277.20
Senior Systems Analyst                      1650  $     54.10  $   89,265.00
Tech. Subject Matter Expert                  625  $     77.20  $   48,250.00
Senior Technical Expert                      675  $    142.51  $   96,194.25
Senior Programmer                              0  $     52.53            -
Administrative Assistant                     124  $     22.60  $    2,802.40
Program Manager                              605  $     85.76  $   51,884.80
Engineer                                     500  $     44.01  $   22,005.00
Systems Analyst                              230  $     41.18  $    9,471.40
                          Total:            9549               $  715,602.95

TOTAL REVISION COST (OPTION YEARS TWO AND THREE)

                                           Total Labor Costs:  $2,407,693.34
                                             Total ODC Costs:  $   60,123.10
                                                  Task Total:  $2,467,816.44

                                                                1062,703


====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE OF PAGE(S)
                   CONTRACT                                                                                        1      2
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
               PS10                     12-17-98                          N/A
====================================================================================================================================
6. ISSUED BY                 CODE         3TS             7. ADMINISTERED BY (If other than Item 6)               CODE
GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)(X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS, INC.      ACCTING                                    9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400           COMMERCE                                   ====================================================
ANNAPOLIS, MD 21401                  ILER                                       10A. MODIFICATION OF CONTRACT/ORDER NO.
                                     HENNESSY
                                     SHELTON                                 X              T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 13)
                                                                                                01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning_____copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
299.X.A03VR110.F1.25.C01.516.TSIC9DEF =DECREASE $40.80
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S.
       GOVERNMENT
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return _____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO REDIRECT LABOR HOURS FROM THE PRINCIPAL ENGINEER CATEGORY INTO THE SENIOR
ENGINEER, SENIOR SYSTEMS ANALYST TECHNICAL SUBJECT MATTER SPECIALIST, SENIOR TECHNICAL EXPERT AND THE PROGRAM MANAGER.

THIS MODIFICATION IS DONE WITHIN OPTION YEAR TWO AND THE BREAKDOWN OF THE SPECIFIC REDIRECTION OF HOURS IS OUTLINED ON PAGE 2. AS A
RESULT OF THIS MODIFICATION, TOTAL LABOR HOURS DECREASE BY 19 AND TOTAL TASK DECREASES BY $40.80. ACT NUMBER A63282001 APPLIES.

SEE PAGE 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofor changed, remains unchanged and in full force
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
    Richard A. Young
        Executive Vice President                                  ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
 /s/ Richard A. Young                                             BY /s/ Robert L. Vitelli                         12-17-98
 --------------------------------------                           ---------------------------------------
(Signature of person authorized to sign)      14 DEC 1998         (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                                                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                     30-105                                                   Prescribed by GSA


                                                                                                   1062-703
====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE OF PAGES
                                                                                                                   1       1
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)

         PS09                          11-18-98                        N/A

====================================================================================================================================
6. ISSUED BY                  CODE    3TS                 7. ADMINISTERED BY (If other than Item 6)                    CODE

GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST
PHILADELPHIA, PA 19107

====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)  (X) 9A. AMENDMENT OF SOLICITATION NO.

TELECOMMUNICATION SYSTEMS INC.                   ACCOUNTING                       ==================================================
275 WEST STREET, SUITE 400                       COMMERCE                         9B. DATED (SEE ITEM 11)
ANNAPOLIS, MD 21401                              ILER                             ==================================================
                                                 HENNESSY                      X  10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                 SHELTON
                                                                                          T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 13)
                                                                                         01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
              N/A
====================================================================================================================================
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
        ORDER NO. IN ITEM 10A.
====================================================================================================================================
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
 X   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT
====================================================================================================================================
     D. OTHER (Specify type of modification and authority)

====================================================================================================================================
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return__________ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject  matter where feasible.)
AT THE REQUEST OF THE CLIENT, THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO TRANSFER $15,944 FROM LABOR TO ODCs TO FUND THE
PROCUREMENT OF ODCs RELATED TO THE TASK AND TO ACCOMPLISH TASK OBJECTIVES.
THE SYSTEMS ANALYST IS REDUCED BY 400 LABOR HOURS @ 39.86 PER HOUR FOR A DOLLAR AMOUNT REDUCTION OF $15,944. THIS DOLLAR AMOUNT IS
TRANSFERRED TO ODCs AND IS NOW AVAILABLE FOR USE IN THAT CATEGORY.
ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME. THIS MODIFICATION ACCOMPLISHES A TRANSFER OF EXISTING FUNDS AND DOES NOT ADD TO OR
SUBTRACT FROM THE TOTAL DOLLAR VALUE OF THE TASK. ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME. ACT NUMBER A63282001 APPLIES.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Richard A. Young
    Executive Vice President                                       ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                                  11-18-98
    /s/ RICHARD A. YOUNG                      11/17/98            BY   /s/ ROBERT L. VITELLI
 --------------------------------------                           ---------------------------------------
(Signature of person authorized to sign)                            (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                     30-105                                        STANDARD FORM 30 (REV. 10-83)

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                             PAGE OF PAGES
                                                                                                                      1       1
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)

         PS08                          10/27/98                        N/A

====================================================================================================================================
6. ISSUED BY                            CODE                7. ADMINISTERED BY (If other than Item 6)                    CODE
GSA Acquisition Services (3TS)                                                            1062-703
100 Penn Square East, 8th Floor
Philadelphia, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code) (X)  9A. AMENDMENT OF SOLICITATION NO.

TELECOMMUNICATION SYSTEMS INC.                                                    ==================================================
275 WEST STREET, SUITE 400                                                        9B. DATED (SEE ITEM 11)
ANNAPOLIS, MD 21401                                                               ==================================================
                                                                                  10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              X
                                                                                  T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 13)
                                                                                         01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
               See Block 14
====================================================================================================================================
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
        ORDER NO. IN ITEM 10A.
====================================================================================================================================
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
 X      appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

====================================================================================================================================
     D. OTHER (Specify type of modification and authority)

====================================================================================================================================
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return__________ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The above cited task order is hereby modified to change the Accounting Classification contained in block 5 of the Order for
Supplies and Services (GSA form 300) to add the following:

mdl 02 299X A03VR110 F1 25 C01 516 TSIC9DEF                                                               ACCOUNTING
                                                                                                          COMMERCE
                                                                                                          ILER
B. All other terms and conditions remain the same.  ACT number A63282001 applies.                         HENNESSY
                                                                                                          SHELTON
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                   Robert L. Vitelli \ Contracting Officer
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                                  10/27/98
                                                                  BY   /s/ ROBERT L. VITELLI
----------------------------------------                          ----------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                     30-105                                        STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                  1. CONTRACT ID CODE                              PAGE OF PAGES
                                                                                                                         1       1
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)

         PS07                          10-16-98                        N/A

====================================================================================================================================
6. ISSUED BY                            CODE    3TS         7. ADMINISTERED BY (If other than Item 6)                    CODE
GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code) (X)  9A. AMENDMENT OF SOLICITATION NO.

TELECOMMUNICATION SYSTEMS, INC.                                                   ==================================================
275 WEST STREET, SUITE 400                                                        9B. DATED (SEE ITEM 11)
ANNAPOLIS, MD 21401                                                               ==================================================
                                                                                  10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              X
                                                                                             T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                  10B. DATED (SEE ITEM 13)
                                                                                          01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
              N/A
====================================================================================================================================
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
        ORDER NO. IN ITEM 10A.
====================================================================================================================================
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
 X   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT.
====================================================================================================================================
     D. OTHER (Specify type of modification and authority)

====================================================================================================================================
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return____3_____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO TRANSFER $5,000 FROM LABOR TO ODCS.
AS FOLLOWS:
                PRINCIPAL ENGINEER      -10 HRS @ $ 78.60 (786.00)
                SENIOR ENGINEER         -10 HRS @ $ 61.60 (616.00)
                SR. SYSTEMS ALYST       -10 HRS @ $ 52.37 (523.70)
                TECH. SUB. MAT. SPC.    -10 HRS @ $ 74.73 (747.30)
                SR. TECH. EXPERT        -10 HRS @ $137.96 (1,379.60)
                PROGRAM MGR.            -15 HRS @ $ 83.02 (1,245.30)


TOTAL LABOR HOURS DECREASE BY 65 ($5,297.90) AND ODC's INCREASE BY $5,297.90.
ACT NUMBER A63282001 APPLIES.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Richard A. Young
        Executive Vice President                                       ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                                  10-16-98
    /s/ RICHARD A. YOUNG                        10/14/98          BY    /s/ ROBERT L. VITELLI
 --------------------------------------                           ---------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                     30-105                                        STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE OF PAGES
                                                                                                                   1       2
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
         PS06                          9-29-98                         N/A
====================================================================================================================================
6. ISSUED BY                  CODE       3TS              7. ADMINISTERED BY (If other than Item 6)       CODE

GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     [X]  9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS INC.              OCT 19, 1998                             9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                                                      ====================================================
ANNAPOLIS, MD 21401                                                                 10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                 X             T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                    10B. DATED (SEE ITEM 13)
                                                                                              01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
299X.A03VT110.B1.25.C01.516.320 INCREASE $570,319.40
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT.
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return 3 copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
RICHARD A. YOUNG                                                  ROBERT L. VITELLI
EXECUTIVE VICE PRESIDENT
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                             9-29-98
 /s/ RICHARD A. YOUNG                         9/28/98             BY /s/  ROBERT L. VITELLI
 --------------------------------------                              ---------------------------------------
(Signature of person authorized to sign)                                (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                          30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA
====================================================================================================================================

Page 2 of 2 pages
Mod #PS06
Client:DTS-W
Task #T-03-98-DS-T-002
Contract #GS03K-96-DSD1003

The above cited task order is hereby modified to extend the task under the original SOW with additional hours as outlined below.

                                                       ADD                      RATE                    VALUE
                                                       ---                      ----                    -----
Principal Engineer                                     4,200              $        78.60         $       330,120.00
Senior Engineer                                          725              $        61.60         $        44,660.00
Senior Systems Analyst                                   460              $        52.37         $        24,090.20
Tech. Subject Matter Expert                              340              $        74.73         $        25,408.20
Senior Technical Expert                                  380              $       137.96         $        52,424.80
Senior Programmer                                          0              $        50.85         $
Administrative Assistant                                  90              $        21.88         $         1,969.20
Program Manager                                          350              $        83.02         $        29,057.00
Engineer                                                 440              $        42.60         $        18,744.00
Systems Analyst                                        1,100              $        39.86         $        43,846.00
                                                                                                 ------------------
                 Total:                                 8085                                     $       570,319.40

The total task rises by $570,319.40. Contractor is not authorized to exceed the total amount of this modification nor the specific labor hours assigned to each skill level unless modified and agreed to by the ACO. Task modification work to begin on October 1, 1998. Act number A63282001 applies. All other terms and conditions remain the same.

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE OF PAGES
                                                                                                                   1       2
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
         PS05                          8-13-98                         N/A
====================================================================================================================================
6. ISSUED BY                  CODE       3TS              7. ADMINISTERED BY (If other than Item 6)       CODE

GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION (3TS)
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)    ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS INC.           1062-703                                   9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                                                      ====================================================
ANNAPOLIS, MD 21401                                                                 10A. MODIFICATION OF CONTRACT/ORDER NO.
ATTN: MR. JEFF MOGELINSKI
      SR. CONTRACTS MANAGER                                                      X             T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                    10B. DATED (SEE ITEM 11)
                                                                                              01-27-98
====================================================================================================================================
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
299X.A03VT110.B1.25.C01.516.320 DECREASE $16.43
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT.
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return ________________ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

SEE PAGE 2                                  ACCTING
                                            COMMERCE
                                            HENNESSY
                                            ILER
                                            SHELDON
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
JEFFREY MOGELINSKI                                                ROBERT L. VITELLI CONTRACTING OFFICER
CONTRACTS MANAGER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                           8-3-98                                                            8-13-98
  /s/ JEFFREY MOGELINSKI                                          BY /s/ ROBERT L. VITELLI
 --------------------------------------                              ---------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                          30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA
====================================================================================================================================

Page 2 of 2 pages
Mod #PS05
Client:DTS-W
Task #T-03-98-DS-T-002
Contract #GS03K-96-DSD1003

At the request of the client, the above cited task order is hereby modified to redirect labor hours necessary to accomplish UNIX system administration tasks and completion of interview information compilations. The realignment of hours among the skills will enable the completion, and will slightly decrease the overall task value. Hours are as follows


                                                      Add         Total Task
                                                     -----        ----------
Principal Engineer                                     0          6831
Senior Engineer                                        0          2035
Senior Systems Analyst                                 0          1986
Tech. Subject Matter Expert                            -115       999
Senior Technical Expert                                -180       775
Senior Programmer                                      0          0
Administrative Assistant                               0          299
Program Manager                                        -46        948
Engineer                                               0          1026
Systems Analyst                                        +934       1662

                 Total:                                593

Total task decreases by $16.43, from 1,181,991.67 to 1,181,975.24.
All other terms and conditions remain the same. Act number A63282001 applies.

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE OF PAGES
                                                                                                                   1       2
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
             PS04                      07-13-98                       N/A
====================================================================================================================================
6. ISSUED BY                 CODE        3TS              7. ADMINISTERED BY (If other than Item 6)              CODE
                                   ==================                                                                ===============
GSA FEDERAL TELECOMMUNICATIONS SERVICE                                                                1062-703
ACQUISITION SERVICES DIVISION (3TS)
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)    ( X )9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS, INC.                                                      9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                                                      ====================================================
ANNAPOLIS, MD 21401                                                                  10A. MODIFICATION OF CONTRACT/ORDER NO.
ATTN: MR. JEFF MOGELINSKI
      SR. CONTRACTS MANAGER                 [RECEIVED 1999]                      X             T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 13)
                                                                                                 01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended,  [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
 299X.A03VT110.B1.25.C01.516.320  DECREASE $27.33
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.

====================================================================================================================================
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)

====================================================================================================================================
E. IMPORTANT: Contractor [ ] is not, [X] required to sign this document and return _____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                                                                ACCTING
                                                                                COMMERCE
SEE PAGE 2                                                                      ILER
                                                                                HENNESSY
                                                                                SHELTON

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Richard A. Young
     Executive Vice President                                     ROBERT L. VITELLI   CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

      /S/ RICHARD A. YOUNG                 13 July 1998                 /S/ ROBERT L. VITELLI                     7-13-98
----------------------------------------                          ---------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                      30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

Page 2 of 2 Pages
Mod #PS04
Client: DTS-W
Task #T-03-98-DS-T-002
Contract #GS03K-96-DSD1003


The above cited task order is hereby modified, at the request of the client, to redirect labor hours among the assigned skill levels. This redirection of hours is necessary to accomplish current priority assignments under the SOW. Hours are as follows:

                                          Add               Total Task
                                          ---               ----------
Principal Engineer                         2,893               6,831
Senior Engineer                           -1,940               2,035
Sr. Systems Alyst                         -2,815               1,986
Sub. Matter Exprt                             34               1,114
Sr. Technical Exprt                          447                 955
Sr. Programmer                              -850                   0
Admin Assist                                -221                 299
Program Magr                                 -46                 994
Engineer                                     448               1,026
Systems Alyst                                203                 728

Total Hours                               -1,847              -27.33

Total task decreases by $27.33, from $1,182,019 to $1,181,991.67.
All other terms and conditions remain the same. Act number A63282001 applies.

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE OF PAGES
                                                                                                                   1       1
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
             PS03                      07-01-98                       N/A
====================================================================================================================================
6. ISSUED BY                 CODE        3TS              7. ADMINISTERED BY (If other than Item 6)              CODE
                                   ==================                                                                ===============
GSA FEDERAL TELECOMMUNICATIONS SERVICE                                                                1062-703
ACQUISITION SERVICES DIVISION (3TS)
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)    ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS, INC.          ACCOUNTING                                 9B. DATED (SEE ITEM 13)
275 WEST STREET, SUITE 400               COMMERCE                               ====================================================
ANNAPOLIS, MD 21401                      HENNESSY                                   10A. MODIFICATION OF CONTRACT/ORDER NO.
ATTN: MR. JEFF MOGELINSKI                ILER
      SR. CONTRACTS MANAGER              SHELTON                                X             T-03-98-DS-T-002
                                                                                ====================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 13)
                                                                                                 01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended,  [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
 299X.A03VT110.B1.25.C01.516.320  INCREASE $471,118.53
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
 X  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

====================================================================================================================================
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

====================================================================================================================================
    D. OTHER (Specify type of modification and authority)

====================================================================================================================================
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return _____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO ADD FUNDS IN THE AMOUNT OF $471,118.53.  THESE FUNDS ARE ALLOTED IN ADDITION TO THE
$710,900.47 ALREADY IN THE TASK. TOTAL TASK IS NOW FULLY FUNDED AT A NEW DOLLAR CEILING OF $1,182,019.00.

THIS TASK IS NO LONGER AN INCREMENTALLY FUNDED TASK, THEREFORE THE ASSOCIATED CLAUSES FOR "LIMITATION OF FUNDS - LABOR HOUR
CONTRACT" AND "LIMITATION OF LIABILITY - INCREMENTAL FUNDING" ARE CANCELED. CONTRACTOR IS NOT AUTHORIZED TO EXCEED THE NEW DOLLAR
CEILING UNLESS AUTHORIZED BY THE CONTRACTING OFFICER THROUGH A TASK MODIFICATION.

ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME. ACT NUMBER A63282001 APPLIES.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                  ROBERT L. VITELLI   CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

                                                                  BY   /s/ ROBERT L. VITELLI                      7-1-98
----------------------------------------                          ----------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                      30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE OF PAGES
                                                                                                                   1       2
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
             PS02                                                     N/A
====================================================================================================================================
6. ISSUED BY                 CODE        3TS              7. ADMINISTERED BY (If other than Item 6)              CODE
                                   ==================                                                                ===============
GSA FEDERAL TELECOMMUNICATIONS SERVICE                                                               1062-703+0704
ACQUISITION SERVICES DIVISION (3TS)
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     (  )9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS, INC.                                                     9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                                                      ====================================================
ANNAPOLIS, MD 21401                                                                 10A. MODIFICATION OF CONTRACT/ORDER NO.
ATTN: MR. JEFF MOGELINSKI
      SR. CONTRACTS MANAGER                                                     X             T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                    10B. DATED (SEE ITEM 13)
                                                                                                 01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended,  [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _____copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
 299X.A03VT110.B1.25.C01.516.320  DECREASE $38.70
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.

====================================================================================================================================
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)

====================================================================================================================================
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return _____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                                                                Accounting
                                                                                Commerce
SEE PAGE 2                                                                      Iler
                                                                                Hennessy
                                                                                Shelton

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     RICHARD A. YOUNG
     SR. VICE PRESIDENT, OPERATIONS                                ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

      /S/ RICHARD A. YOUNG                      3-3-98                  /S/ ROBERT L. VITELLI                     3-13-98
----------------------------------------                          ---------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                      30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

Page 2 of 2 pages
Mod #PS02
DTS-W Task #T-03-98-DS-T-002
Contract #GS03K-96-DSD1003


The above cited task is hereby modified, at the request of the client, to transfer funds from labor to ODCs, and to add one junior skill level to the task and add hours to another junior skill level already on the task. As follows:

1.) The Principal Engineer is reduced by 382 hours. The dollar value of these hours equals $30,025.20. This amount is transferred to the ODC category. ODC's now increase from $8,856.00, by $30,025.20, to $38,881.20.

2.) The Senior Engineer is reduced by 400 hours for a total dollar value reduction of $24,640.00. The Engineer is added to the task at 578 hours for a total dollar value of $24,622.80.

3.) The Senior Systems Analyst is reduced by 400 hours for a total dollar value reduction of $20,948.00. The Systems Analyst receives an additional 525 hours at a dollar value of $20,926.50.

Total task decreases from $710,900.47, by $38.70, to $710,861.77. All other terms and conditions remain the same. Act number A63282001 applies.

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE OF PAGES
                                                                                                                   1       1
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
             PS01                      1-29-98                        N/A
====================================================================================================================================
6. ISSUED BY                 CODE        3TS              7. ADMINISTERED BY (If other than Item 6)              CODE
                                   ==================                                                                ===============
GSA FEDERAL TELECOMMUNICATIONS SERVICE                                                                1062-703
ACQUISITION SERVICES DIVISION (3TS)
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS, INC.                                                     9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                                                      ====================================================
ANNAPOLIS, MD 21401                           Accounting                            10A. MODIFICATION OF CONTRACT/ORDER NO.
ATTN: MR. JEFF MOGELINSKI                     Commerce
      SR. CONTRACTS MANAGER           Iler Shelton, Hennessey                   X             T-03-98-DS-T-002
====================================================================================================================================
CODE                               FACILITY CODE                                    10B. DATED (SEE ITEM 13)
                                                                                                 01-27-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended,  [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _____copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
                    N/A
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.

====================================================================================================================================
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)

====================================================================================================================================
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return _____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE CITED CONTRACT IS HEREBY MODIFIED TO REFLECT THE SPECIFIC TASK START DATE FOR THIS PROJECT. THE START DATE IS 01-26-98.
THE CONTRACTOR WAS AWARDED THE TASK THROUGH AN ORAL ORDER BY THE CONTRACTING OFFICER ON 01-22-98.

ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME. ACT NUMBER A63282001 APPLIES.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                  ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

                                                                BY: /S/ ROBERT L. VITELLI                     1-29-98
----------------------------------------                          ---------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                      30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

====================================================================================================================================
     ORDER FOR SUPPLIES AND SERVICES                    NOTE: MARK ALL PACKAGES WITH                             PAGE OF PAGES
                                                        ORDER NUMBER/CONTRACT NUMBER                               1       4
====================================================================================================================================
1. DATE OF ORDER                   2. ORDER NUMBER        3. CONTRACT NUMBER                    4. ACT NUMBER
           1-27-98                     T-03-98-DS-T-002         GS-03K-96-DSD1003                         A63282001
====================================================================================================================================
IMPORTANT:
 - This form is not to be used as an invoice. See reverse for invoice requirements and payment information.
 - The invoice remit to address must be the same as Block 12. Notify the contracting/ordering officer if the information in Block 12 is incorrect.
 - Failure to show the ACT number (Block 4) on invoice will delay payment and render the invoice improper.
 - Failure to mail invoice to address in Block 24 will delay payment.
 - Failure of service contractors to provide information in Block 9A will result in 20% of payment being withheld
   (26 U.S.C. 3406(a)).
====================================================================================================================================
7. TO: CONTRACTOR (Name, address, and zip code)                                 8. TYPE OF ORDER              REFERENCE YOUR
                                                                                [ ] A. PURCHASE
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS, INC.                                                 PLEASE FURNISH THE FOLLOWING ON THE TERMS SPECIFIED
275 WEST STREET, SUITE 400                                                      ON BOTH SIDES OF THE ORDER AND THE ATTACHED SHEETS,
ANNAPOLIS, MD 21401                                                             IF ANY, INCLUDING DELIVERY AS INDICATED.
                                                                                ====================================================
                                                                                [X] B. DELIVERY
                                                                                THIS DELIVERY ORDER IS SUBJECT TO INSTRUCTIONS
                                                                                CONTAINED ON THIS SIDE ONLY OF THIS FORM AND IS
                                                                                ISSUED SUBJECT TO THE TERMS AND CONDITIONS OF THE
                                                                                ABOVE NUMBERED CONTRACT.
                                                                                ====================================================
                                                 1062-703 + 704                 C. MODIFICATION NO.          AUTHORITY FOR ISSUING
====================================================================================================================================
9A. EMPLOYER'S IDENTIFICATION NUMBER                9B. CHECK, IF APPROP.       EXCEPT AS PROVIDED HEREIN, ALL TERMS AND CONDITIONS
                                                    [ ] WITHHOLD 20%            OF THE ORIGINAL ORDER, AS HERETOFORE MODIFIED,
                                                                                REMAIN UNCHANGED.
====================================================================================================================================
10A. CLASSIFICATION       B. OTHER THAN       C. SMALL       D. SMALL           10B. TYPE OF BUSINESS ORGANIZATION
  [ ]A. SMALL          [ ]SMALL BUS-       [X]DISADVAN-   [ ]WOMEN-              [X]A. CORPOR-    [ ]B. PARTNER-    [ ]C. SOLE
     BUSINESS             INESS               TAGED          OWNED                  ATION            SHIP              PROPRIETOR
====================================================================================================================================
11. ISSUING OFFICE (Address, zip code      12. REMITTANCE ADDRESS (MANDATORY)   13. SHIP TO (Consignee address, zip code and
    and telephone no.)                                                              telephone no.)

GSA FTS                                    SAND RIDGE BANK
100 PENN SQUARE EAST, 8TH FL.              2611 HIHGWAY AVENUE
PHILADELPHIA, PA 19107                     HIGHLAND, IN 46322                    SEE BLOCK 20
====================================================================================================================================
14. PLACE OF INSPECTION AND ACCEPTANCE              15. REQUISITION OFFICE (Name, symbol and telephone no.)
DESTINATION                                         GSA FEDERAL TECHNOLOGY SERVICE
====================================================================================================================================
16. F.O.B. POINT                      17. GOVERNMENT B/L NO.       18. DELIVERY F.O.B. POINT ON OR       19. PAYMENT/DISCOUNT TERMS
                                                                       BEFORE
              DESTINATION                                                       SEE BLOCK 20                       N/A
====================================================================================================================================
                                                        20. SCHEDULE
====================================================================================================================================
              ITEM NO.                       SUPPLIES OR SERVICES           QUANTITY      UNIT      UNIT PRICE          AMOUNT
                                                                             ORDERED
                (A)                                  (B)                       (C)         (D)         (E)                (F)
====================================================================================================================================
                                                                              Accounting
                SEE PAGE 2                                                    Commerce
                                                                              Hennessey
                                                                              Iler
                                                                              Shelton
====================================================================================================================================
21. RECEIVING OFFICE (Name, symbol and telephone no.)                                          TOTAL
                                                                                               FROM    >
GSA FEDERAL TECHNOLOGY SERVICE                                                               300-A(S)
====================================================================================================================================
22. SHIPPING POINT                           23. GROSS SHIP WT.                                GRAND
                                                                                               TOTAL  >         $710,900.47
====================================================================================================================================
24. MAIL INVOICE TO: (Include zip code)      25A. FOR INQUIRIES REGARDING PAYMENT CONTACT:                   25B. TELEPHONE NO.
General Services Administration (FUND)
                                             THOMAS J. CUMMINGS                                                  215-656-6350
GSA FEDERAL TECHNOLOGY SERVICE (3TR)         =======================================================================================
100 PENN SQUARE EAST, 8TH FL.                26A. NAME OF CONTRACTING/ORDERING OFFICER (Type)                26B. TELEPHONE NO.
PHILADELPHIA, PA 19107                       ROBERT L. VITELLI                                                   215-656-6326
ATTN: MR. THOMAS CUMMINGS                    =======================================================================================
                                             26C. SIGNATURE
                                             /s/ ROBERT L. VITELLI  1-27-98
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                                GSA FORM 300 (REV. 2-92)

Page 2 of 4 pages

DTS-W
Task Order T-03-98-DS-T-002
TSIC


Task order T-03-98-DS-T-002 for the U.S. Defense Telecommunications Service-Washington (DTS-W), as written in the revised statement of work, dated 12-31-97 and the contractor's proposal, dated 01-05-98, is incorporated into this task.

This is a time and material task order. The contractor is not authorized to exceed the total dollar amount of the task or the specific hours authorized for each skill level. Support documentation from the contractor shall accompany all invoices for materials and other ODC's.

The task order completion date is 24 months from task initiation. Task initiation will occur within 10 business days of task award.

This task encompasses the following:                           Labor               $1,173,163.00
                                                               Materials           $    8,200.00
                                                               M&S                 $      656.00

Total task is a not-to-exceed dollar amount of:                                    $1,182,019.00

NOTE: This task order is incrementally funded and the following clauses are incorporated into the task. In accordance with these funding clauses, the current dollar ceiling for this task is $710,900.47.

See clauses on next pages.

Page 3 of 4 pages

LIMITATION OF FUNDS - LABOR HOUR CONTRACT

       (a) The parties estimate that performance of this contract will not cost the Government more than (1) the estimated cost specified in the task order. The contractor agrees to use its best efforts to perform the work specified in the task order and all obligations under this contract within the estimated cost.

       (b) The task order specifies the amount presently available for payment by the Government and allotted to this contract, the items covered, and the period of performance it is estimated the allotted amount will cover. The parties contemplate that the Government will allot additional funds incrementally to the contract up to the full estimated cost to the Government specified in the task order. The contractor agrees to perform, or have performed, work on the contract up to the point at which the total amount paid and payable by the Government under the contract approximates but does not exceed the total amount actually allotted by the Government to the contract.

       (c) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the total amount so far allotted to the contract by the Government. The notice shall state the estimated amount of additional funds required to continue performance for the period specified in the task order.

       (d) Sixty days before the end of the period specified in the task order, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue timely performance under the contract or for any further period specified in the task order or otherwise agreed upon, and when funds will be required.

       (e) If, after notification, additional funds are not allotted by the end of the period specified in the task order or another agreed-upon date, upon the Contractor's written request the Contracting Officer will terminate this contract on that date in accordance with the provisions of the Termination clause of this contract. If the Contractor estimates that the funds available will allow it to continue to discharge its obligations beyond that date, it may specify a later date in its request, and the Contracting Officer may terminate this contract on that later date.

       (f) Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause -

              (1) The Government is not obligated to reimburse the Contractor for costs incurred in excess of the total amount allotted by the Government to this contract; and

              (2) The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of the amount then allotted to the contract by the Government until the Contracting Officer notifies the Contractor in writing that the amount allotted by the Government has been increased and specifies an increased amount, which shall then constitute the total amount allotted by the Government to this contract.

       (g) No notice, communication, or representation in any form other than that specified in subparagraph (f)(2) above, or from any person other than the Contracting Officer, shall affect the amount allotted by the Government to this contract. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the total amount allotted by the Government to this contract, whether incurred during the course of the contract or as a result of termination.

Page 4 of 4 pages

       (h) When and to the extent that the amount allotted by the Government to the contract is increased, any costs the Contractor incurs before the increase that are in excess of the amount previously allotted by the Government shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice and directs that the increase is solely to cover termination or other specified expenses.

       (I) Change orders shall not be considered an authorization to exceed the amount allotted by the Government specified in the task order, unless they contain a statement increasing the amount allotted.

       (j) Nothing in this clause shall affect the right of the Government to terminate this contract. If this contract is terminated, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.



                  LIMITATION OF LIABILITY - INCREMENTAL FUNDING

This task order is incrementally funded and the amount currently available for payment herunder is limited to $710,900.47 Subject to the provisions of the clause entitled "Limitation of Funds - Labor Hour Contract", no legal liability on the part of the Government for payment in excess of $710,900.47 shall arise unless additional funds are made available and are incorporated as a modification to this task order.

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE OF PAGES
                                                                                                                  1        2
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
                                                                                                          1062-811
         PS04                         4-20-99                      N/A                                        -812
                                                                                                              -813
====================================================================================================================================
6. ISSUED BY                   CODE   3TS                7. ADMINISTERED BY (If other than Item 6)                    CODE

GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)    (x) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                    ================================================
TELECOMMUNICATION SYSTEMS, INC.          Accounting                                 9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400               Commerce                                   ================================================
ANNAPOLIS, MD 21401                      Barrowman                                  10A. MODIFICATION OF CONTRACT/ORDER NO.
                                         Coligan                                 X
                                         Valencia                                            T-03-98-DS-T-003
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 13)
                                                                                         09-30-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    299X.ADSVR110.F1.25.C01.536.TSIC9NWC INCREASE TASK VALUE BY $1.13 DUE TO LABOR HOUR REALIGNMENT
====================================================================================================================================
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(x)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
        ORDER NO. IN ITEM 10A.
====================================================================================================================================
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
X    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT.
====================================================================================================================================
     D. OTHER (Specify type of modification and authority)

====================================================================================================================================
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return__________ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    SEE PAGE 2





Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     BRUCE A. WHITE, DIRECTOR
     CONTRACTS & ADMIN.                                            ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                            04/19/99                                                           04-20-99
    /s/ BRUCE A. WHITE                                            BY   /s/ ROBERT L. VITELLI
 --------------------------------------                              ---------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                     30-105                                        STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

Page 2 of 2
T-03-98-DS-T-003
NSWC-CD Code 80

REALIGNMENT OF YEAR 2 HOURS

Senior Technical Expert               Opt Yr 2                $137.96            -16     $   (2,207.36)
Senior Technical Expert               Opt Yr 3                $142.51             15     $    2,137.65
Project Technical Director            Opt Yr 2                $112.23           -653     $  (73,286.19)
Project Technical Director            Opt Yr 3                $115.93            640     $   74,195.20
Subject Matter Specialist             Opt Yr 2                 $74.73           -759     $  (56,720.07)
Subject Matter Specialist             Opt Yr 3                 $77.20            752     $   58,054.40
Relocation Magt Spcl I                Opt Yr 2                 $37.88           -862     $  (32,652.56)
Relocation Magt Spcl I                Opt Yr 3                 $39.13            840     $   32,869.20
Relocation Magt Spcl II               Opt Yr 2                 $57.45          -1278     $  (73,421.10)
Relocation Magt Spcl II               Opt Yr 3                 $59.34           1217     $   72,216.78
Industrial Relocation Spcl            Opt Yr 2                 $76.83            -96     $   (7,375.68)
Industrial Relocation Spcl            Opt Yr 3                 $79.37             78     $    6,190.86

Total Realignment                                                                        $        1.13

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                1. CONTRACT ID CODE                          PAGE  OF  PAGES
                                                                                                                   1         1
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)

         PA03                         1-13-99                                                         1062-811
                                                                                                          -812
                                                                                                          -813
====================================================================================================================================
6. ISSUED BY                    CODE  3TS                7. ADMINISTERED BY (If other than Item 6)                    CODE

GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)  (x)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                   =================================================
TELECOMMUNICATION SYSTEMS, INC.              Accting                               9B. DATED (SEE ITEM 11)
275 WEST STREET, SUITE 400                   Commerce                              =================================================
ANNAPOLIS, MD 21401                          Barrowman                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                             Coligan                           X
                                             Wanssness                             T-03-98-DS-T-003
====================================================================================================================================
CODE                               FACILITY CODE                                10B. DATED (SEE ITEM 13)
                                                                                         09-30-98
====================================================================================================================================
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    299X.A03VR110.F1.25.C01.516.TSIC9NWC - ADD FUNDING IN THE AMOUNT OF $5,402,935.00
====================================================================================================================================
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(x)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
        ORDER NO. IN ITEM 10A.
====================================================================================================================================
X    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
     D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return__________ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE CITED TASK ORDER IS HEREBY MODIFIED TO INCLUDE ADDITIONAL FUNDS IN THE AMOUNT OF $5,402,935.00. THESE FUNDS ARE ALLOTED IN
ADDITION TO THE INCREMENTAL FUNDING OF $476,190.48 ALREADY PROVIDED ON THE TASK. RUNNING TOTAL AND AMOUNT CURRENTLY AVAILABLE FOR
PAYMENT TO DATE (INCLUDING THIS MOD) IS $5,879,125.48.
NO LEGAL LIABILITY ON THE PART OF THE GOVERNMENT FOR PAYMENT IN EXCESS OF THE GRAND TOTAL TO DATE OF $5,879,125.48 SHALL ARISE
UNLESS ADDITIONAL FUNDS ARE MADE AVAILABLE AND INCORPORATED BY ANOTHER MODIFICATION TO THIS TASK ORDER. LIMITATION OF FUNDS AND
LIMITATION OF LIABILITY CLAUSES IN THIS TASK REMAIN IN EFFECT. ACT NUMBER A85263613 APPLIES.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                   ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED
                                                                                                               01-13-99
                                                                  BY       /s/ ROBERT L. VITELLI
 --------------------------------------                              -------------------------------------
(Signature of person authorized to sign)                              (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                     30-105                                        STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE OF PAGES
                   CONTRACT                                                                                        1       1
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
             PS02                       12/17/98
====================================================================================================================================
6. ISSUED BY                 CODE        3TS              7. ADMINISTERED BY (If other than Item 6)              CODE

GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)    (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
TELECOMMUNICATION SYSTEMS, INC.                      1062-811                       9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                812                   ====================================================
Annapolis, MD 21401                                       813                       10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                 X             T-03-98-DS-T-003
====================================================================================================================================
CODE                               FACILITY CODE                                    10B. DATED (SEE ITEM 13)
                                                                                                 9-30-98
====================================================================================================================================
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended,  [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning_____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
 299X.A03VR110.F1.25.C01.516.TSIC9NWC = DECREASE $19.23
====================================================================================================================================
                                  13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X     MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT.
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return_____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible.)

THE ABOVE CITED TASK IS HEREBY MODIFIED TO EFFECT A NO COST REALIGNMENT OF HOURS AS FOLLOWS:

PROJECT TECHNICAL DIRECTOR > DECREASE 172 HOURS FROM 340 HOURS TO 668 HOURS
INDUSTRIAL RELOCATION SPCL > INCREASE 251 HOURS FROM 17 HOURS TO 268 HOURS

TOTAL TASK DECREASES BY $19.23, FROM $6,072,567.14 TO $6,072,547.91.
ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME. ACT NUMBER A85263613 APPLIES.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                  ROBERT L. VITELLI CONTRACTING OFFICER
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

 /s/ JEFFREY MOGELINSKI                        12/17/98           BY   /s/ ROBERT L. VITELLI                      12/17/98
----------------------------------------                          ---------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                      30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

                        Accting
                        Commerce
                            Barrowman, Colligan, Wangsness

NSWC-CD                                                    LABOR
CODE 80                                                    -----        PS02 Mod
-------                    Rate        Hours                Total
                           ----        -----                -----
Sr. Tech Expt Opt2       $137.96        84             $    11,588.64
Sr. Tech Expt Opt3       $142.51       313             $    44,605.63
Proj Tech Dirct Opt2     $112.23       668             $    74,969.64
Proj Tech Dirct Opt3     $115.93      4656             $   539,770.08
Subj Matt Spcl Opt2       $74.73       800             $    59,784.00
Subj Matt Spcl Opt3       $77.20      1110             $    85,692.00
Subj Matt Spcl Opt3       $60.07      1104             $    66,317.28
RMS I Opt2                $37.88      1054             $    39,925.52
RMS I Opt3                $39.13      1908             $    74,660.04
RMS I Opt3 GS             $32.99      1195             $    39,423.05
RMS II Opt2               $57.45      1600             $    91,920.00
RMS II Opt3               $59.34       924             $    54,830.16
RMS II Opt3 GS            $50.03       892             $    44,626.76
Indus Reloc Spcl Opt2     $76.83       268             $    20,590.44
Indus Reloc Spcl Opt3     $79.37      45718            $ 3,628,637.66           Labor Effect
Reloc Spcl                $34.89       7309            $   255,011.01           ------------
                                                                              $  5,132,371.14
                                                                              $  5,132,351.91
Total                                 69603            $ 5,132,351.91
                                                                              $         19.23

Support Costs-all                                      $   940,196.00         Total Task Effect
                                                                              -----------------
                                                                              $  6,072,567.14
                                                       $ 6,072,547.91         $  6,072,547.91
                                                                              $         19.23
                                                      Note: $19.23 is a decrease to the task.

====================================================================================================================================
  AMENDMENT OF SOLICITATION/MODIFICATION OF                         1. CONTRACT ID CODE                          PAGE OF PAGES
                   CONTRACT                                                                                        1       1
====================================================================================================================================
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (If applicable)
             PS01                       10/27/98                         N/A
====================================================================================================================================
6. ISSUED BY                 CODE                         7. ADMINISTERED BY (If other than Item 6)              CODE

GSA ACQUISITION SERVICES DIVISION (3TS)     1062-811
100 PENN SQUARE EAST, 8TH FLOOR                  812
PHILADELPHIA, PA 19107                           813

====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)    (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ====================================================
MR. JEFF MOGELINSKI                                                                 9B. DATED (SEE ITEM 11)
TELECOMMUNICATION SYSTEMS, INC.                                                 ====================================================
275 WEST STREET, SUITE 400                                                          10A. MODIFICATION OF CONTRACT/ORDER NO.
ANNAPOLIS, MD 21401
                                                                                X             T-03-98-DS-T-003
====================================================================================================================================
CODE                               FACILITY CODE                                    10B. DATED (SEE ITEM 13)
                                                                                                 9-30-98
====================================================================================================================================
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
====================================================================================================================================
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended,  [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning_____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (If required)
See block 14
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
====================================================================================================================================
 X  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
====================================================================================================================================
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
    D. OTHER (Specify type of modification and authority)
====================================================================================================================================
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return_____ copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible.)
A. The above cited task order is hereby modified to correct the Accounting Classification contained in block 5 of the Order for
Supplies and Services (GSA form 300) to read as follows:
From:                                                                               Accounting
299X A03VT110 B1 25 C01 516 320                                                     Commerce
To:                                                                                 Barrowman
299X A03VR110 F1 25 CO1 516 TSIC9NWC                                                Coligan
                                                                                    Wangsness
B. All other terms and conditions remain the same. ACT number A85263613 applies.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (Type or print)                     16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                  Robert L. Vitelli \ Contracting Officer
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

                                                                  BY   /s/ ROBERT L. VITELLI                      10/27/98
----------------------------------------                          ---------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
====================================================================================================================================
NSN 7540-01-152-8070                                      30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

                                  INSTRUCTIONS

     Instructions for items other than those that are self-explanatory, are as follows:

(a) Item 1 (Contract ID Code). Insert the contract type identification code that appears in the title block of the contract being modified.

(b) Item 3 (Effective date).

    (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

    (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

    (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

    (4)

        For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

    (5)
        For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) Item 6 (Issued By). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) Item 8. (Name and Address of Contractor). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) Items 9, (Amendment of Solicitation No.-Dated), and 10, (Modification of Contract/Order No.- Dated). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.


(f) Item 12 (Accounting and Appropriation Data). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

                               ---------------------------
(1) Accounting classification $
                               ---------------------------
          Net increase

(2) Accounting classification
                              -----------------------------
            Net decrease        $
                                  -------------------------


NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) Item 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (See FAR 43.103.)


(h) Item 14 (Description of Amendment/Modification).

    (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.


    (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

        (i)   Total contract price increased by $
                                                 -----------------------

        (ii)  Total contract price decreased by $
                                                 -----------------------

        (iii) Total contract price unchanged.

    (3) State reason for modification.


    (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.


    (5) When the SF 30 is used to reflect a determination by the contracting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to -

        (i)  A reference to the letter determination; and

        (ii) A statement of the net amount determined to be due in settlement of the contract.


    (6) Include subject matter or short title of solicitation/contract where feasible.

(i) Item 16B. The contracting officer's signature is not required on solicitation amendments. The contracting officer's signature is normally affixed last on supplemental agreements.


                                              STANDARD FORM 30 BACK (REV. 10-83)

====================================================================================================================================
         ORDER FOR SUPPLIES AND SERVICES                               NOTE: MARK ALL PACKAGES WITH       PAGE      OF     PAGES
                                                                       ORDER NUMBER/CONTRACT NUMBER        1              6
====================================================================================================================================
1. DATE OF ORDER                2. ORDER NUMBER                  3. CONTRACT NUMBER                    4. ACT NUMBER
     9-30-98                            T-03-98-DS-T-003                 GS03K-96-DSD1003                  A85263613
====================================================================================================================================
IMPORTANT:
  * This form is not to be used as an invoice. See reverse for invoice requirements and payment information.
  * The invoice remit to address must be the same as Block 12. Notify the contracting/ordering officer if the information in
    Block 12 is incorrect.
  * Failure to show the ACT number (Block 4) on invoice will delay payment and render the invoice improper.
  * Failure to mail invoice to address in Block 24 will delay payment.
  * Failure of service contractors to provide information in Block 9A will result in 20% of payment being withheld
    (26 U.S.C. 3406(a)).
====================================================================================================================================
7. TO: CONTRACTOR (Name, address and zip code)                                  8. TYPE OF ORDER            REFERENCE YOUR
                                                                                [ ] A. PURCHASE
                                                                                ====================================================
                                                                                Please furnish the following on the terms specified
MR. JEFF MOGELINSKI                                                             on both sides of the order and the attached sheets,
TELECOMMUNICATION SYSTEMS, INC.                                                 if any, including delivery as indicated.
275 WEST STREET, SUITE 400                                                      ====================================================
ANNAPOLIS, MD 21401                            1062.811 (TCS)                   [X] B. DELIVERY
                                                   .812 (ODC)                   This delivery order is subject to instructions
                                                   .813 (HAKE)                  contained on this side only of this form and is
                                                                                issued subject to the terms and conditions of the
                                                                                above numbered contract.
                                                                                ====================================================
                                                                                C. MODIFICATION NO.         AUTHORITY FOR ISSUING

====================================================================================================================================
9A. EMPLOYER'S IDENTIFICATION NUMBER              9B. CHECK, IF APPROP.         Except as provided herein, all terms and conditions
            52152369                              [ ] WITHHOLD                  of the original order, as heretofore modified,
                                                        20%                     remain unchanged.
====================================================================================================================================
10A. CLASSIFICATION      B. OTHER THAN      C. SMALL            D. SMALL        10B. TYPE OF BUSINESS ORGANIZATION
      A. SMALL           SMALL          [X] DISADVANTAGED   [ ] WOMEN-OWNED     [X] A. CORPORATION  [ ] B. PARTNERSHIP  [ ] C. SOLE
  [ ] BUSINESS       [ ] BUSINESS                                                                                       PROPRIETOR

====================================================================================================================================
11. ISSUING OFFICE (Address, zip code       12. REMITTANCE ADDRESS (MANDATORY)  13. SHIP TO (Consignee address, zip code and
    and telephone no.)                                                              telephone no.)

GSA ACQUISITION SERVICES (3TS)              SAND RIDGE BANK                                      OCT 02, 1998
100 PENN SQUARE EAST, 8TH FL.               P.O. BOX 724
PHILADELPHIA, PA 19107                      SCHEREVILLE, IN 46375               SEE BLOCK 320
====================================================================================================================================
14. PLACE OF INSPECTION AND ACCEPTANCE                      15. REQUISITION OFFICE (Name, symbol and telephone no.)
DESTINATION                                                 GSA FISSP (3TR)
====================================================================================================================================
16. F.O.B. POINT            17. GOVERNMENT B/L NO.      18. DELIVERY F.O.B. POINT ON       19. PAYMENT/DISCOUNT TERMS
                                                            OR BEFORE
      DESTINATION                                                   SEE BELOW                       NET 30 DAYS
====================================================================================================================================
                                                        20. SCHEDULE
====================================================================================================================================
                                                                        QUANTITY
          ITEM NO.                  SUPPLIES OR SERVICES                 ORDERED        UNIT        UNIT PRICE       AMOUNT
            (A)                              (B)                           (C)           (D)            (E)            (F)
====================================================================================================================================


                         SEE THE FOLLOWING PAGES.

                         Accounting
                         Barrowman
                         Coligan
                         Commerce
                         Wangsnes

====================================================================================================================================
21. RECEIVING OFFICE (Name, symbol and telephone no.)                                                TOTAL FROM
                                                                                                      300-A(s)  >
====================================================================================================================================
22. SHIPPING POINT                               23. GROSS SHIP WT.                                    GRAND
                                                                                                       TOTAL    >    $476,190.48
====================================================================================================================================
24. MAIL INVOICE TO: (Include zip code)          25A. FOR INQUIRIES REGARDING PAYMENT CONTACT:                    25B. TELEPHONE NO.
General Services Administration (FUND)           RICHARD KOCH                                                          215-656-6348
                                                 ===================================================================================
GSA FISSP DIVISION (3TR)                         26A. NAME OF CONTRACTING/ORDERING OFFICER (Type)                 26B. TELEPHONE NO.
100 PENN SQUARE EAST, 8TH FL.                    ROBERT L. VITELLI                                                     215-656-6326
PHILADELPHIA, PA 19107                           ===================================================================================
ATTN: RICHARD KOCH                               26C. SIGNATURE
                                                 /s/ ROBERT L. VITELLI
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                                             GSA FORM 300 (REV. 2-92)

Task #T-03-98-DS-T-003
U.S. Naval Surface Warfare Center-
Carderock Division, Annapolis, MD
Contract GS03K-96-DSD1003


Task order T-03-98-DS-T-003 for the U.S. Naval Surface Warfare Center-Carderock Division, as written in the Statement of Work (SOW) dated 10-20-97 (ACO letter and client approval, dated 5-20-98) and the contractor's proposal, dated 6-12-98.

This is a time and material task order. The contractor is not authorized to exceed the total dollar amount of the task or the specific hours authorized for each skill level. The contractor will be paid on the basis of skill level hours expended with strict adherence to the quality standards and objectives outlined in the SOW. Support documentation is required for all ODC invoices.

Task order start date is on or before Thursday, October 1, 1998 and the end date is Friday, April 7, 2000.

The task encompasses the following:

           Labor                $5, 132,371.14
           Material             $   773,156.00
           Travel               $   167,040.00

Total (NTE)                     $6, 072,567.14


NOTE: This task order is incrementally funded and limitation of funds clauses apply. The current dollar ceiling for this task is
$476,190.48.
-----------

See clauses on the following pages.

            NSWC-CD (CODE 80 MOVE)

            MATERIALS (INCLS G&A)                 TRAVEL (INCLS G&A)
            --------------------                  ------------------
            $  3,411.00                           $   26,775.00
            $ 88,905.00                           $    1,495.00
            $  3,411.00                           $   70,236.00
            $  1,063.00                           $    2,402.00
            $107,745.00                           $      554.00
            $ 43,397.00                           $    1,663.00
            $  3,411.00                           $    2,106.00
            $ 44,737.00                           $    1,330.00
            $ 16,193.00                           $    3,181.00
            $  3,411.00                           $   11,085.00
            $ 58,811.00                           $    3,608.00
            $  3,411.00                           $    2,660.00
            $ 54,588.00                           $    2,522.00
            $ 11,251.00                           $    6,984.00
            $ 67,923.00                           $   20,507.00
            $ 34,254.00                           $    1,064.00
            $ 12,227.00                           $    8,868.00
            $ 14,488.00                           --------------
            $ 35,807.00                  TOTAL    $  167,040.00
            $  3,411.00
            $ 96,342.00
            $  3,411.00
            $ 61,548.00
            -----------
TOTAL       $773,156.00      MATERIAL & TRAVEL   $   940,196.00

                             LABOR               $ 5,132,371.14

                             TOTAL TASK          $ 6,072,567.14

TOTAL TASK - ALL MOVE GROUPS
----------------------------

MG4 - Non-CFC       $    922,249.28
MG15-FUEL CELLS     $     62,223.72
MG16-EPD            $  1,297,978.96
MG17-PE             $    189,434.71
MG18-SCIF           $    176,832.82
MG19-MC             $    180,681.75
MG22-CSC            $    373,710.65
MG23-CCM            $    296,946.75
MG25-QVF            $    115,091.99
MG26-QP             $    553,961.53
MG27-RM/SA          $    181,917.63
MG28-FFS            $    121,767.54
MG29-HSS            $    143,137.80
MG30-CAS            $    299,327.01
MG31-AM             $    779,256.55
MG32-WOM            $    378,048.45

TOTAL TASK AMOUNT   $  6,072,567.14

NOTE: TOTAL AMOUNT INCLUDES ALL ODCS, TRAVEL AND AUTHORIZED G&A

LIMITATION OF FUNDS - LABOR HOUR CONTRACT
---------- -- -----   ----- ---- --------

       (a) The parties estimate that performance of this contract will not cost the Government more than the estimated cost specified in the task order. The contractor agrees to use its best efforts to perform the work specified in the task order and all obligations under this contract within the estimated cost.

       (b) The task order specifies the amount presently available for payment by the Government and allotted to this contract, the items covered, and the period of performance it is estimated the allotted amount will cover. The parties contemplate that the Government will allot additional finds incrementally to the contract up to the full estimated cost to the Government specified in the task order. The contractor agrees to perform, or have performed, work on the contract up to the point at which the total amount paid and payable by the Government under the contract approximates but does not exceed the total amount actually allotted by the Government to the contract.

       (c) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 50 days, when added to all costs previously incurred, will exceed 75 percent of the total amount so far allotted to the contract by the Government. The notice shall state the estimated amount of additional finds required to continue performance for the period specified in the task order.

       (d) Sixty days before the end of the period specified in the task order, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional finds, if any, required to continue timely performance under the contract or for any further period specified in the task order or otherwise agreed upon, and when funds will be required.

       (e) If, after notification, additional funds are not allotted by the end of the period specified in the task order or another agreed-upon date, upon the Contractor's written request the Contracting Officer will terminate this contract on that date in accordance with the provisions of the Termination clause of this contract. If the Contractor estimates that the funds available will allow it to continue to discharge its obligations beyond that date, it may specify a later date in its request and the Contracting Officer may terminate this contract on that later date.

       (f) Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause -

              (1) The Government is not obligated to reimburse the Contractor for costs incurred in excess of the total amount allotted by the Government to this contract; and

              (2) The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of the amount then allotted to the contract by the Government until the Contracting Officer notifies the Contractor in writing that the amount allotted by the Government has been increased and specifies an increased amount, which shall then constitute the total amount allotted by the Government to this contract.

       (g) No notice, communication, or representation in any form other than that specified in subparagraph (f)(2) above, or from any person other than the Contracting Officer, shall affect the amount allotted by the Government to this contract. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the total amount allotted by the Government to this contract, whether incurred during the course of the contract or as a result of termination.

       (h) When and to the extent that the amount allotted by the Government to the contract is increased, any costs the Contractor incurs before the increase that are in excess of the amount previously allotted by the Government shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice and directs that the increase is solely to cover termination or other specified expenses.

       (i) Change orders shall not be considered an authorization to exceed the amount allotted by the Government specified in the task order, unless they contain a statement increasing the amount allotted.

       (j) Nothing in this clause shall affect the right of the Government to terminate this contract. If this contract is terminated, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.



                  LIMITATION OF LIABILITY - INCREMENTAL FUNDING
                  ---------------------------------------------

This task order is incrementally funded and the amount currently available for payment hereunder is limited to $ 476,190.48. Subject to the provisions of the clause entitled "Limitation of Funds - Labor Hour Contract", no legal liability on the part of the Government for payment in excess of $ 476,190.48 shall arise unless additional funds are made available and are incorporated as a modification to this task order.

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)
====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                   5. PROJECT # (if applicable)
19990451/AS05                      12/17/1999             A85263668
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME AND ADDRESS OF CONTRACTOR                                               9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                                                            ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A. MOD OF CONTRACT/ORDER NO.
United States
(410) 263-7616                                                                  GS03K96DSD1003/T03-99-DS-T-005
====================================================================================================================================
CODE                               FACULTY CODE                                 10B. DATED (SEE ITEM 11)
                                                                                7/6/99 2:23:28 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government through acceptance of the contractor's proposal.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT THROUGH ACCEPTANCE OF THE CONTRACTOR'S PROPOSAL.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)

====================================================================================================================================
ORDER MOD DATED: 12/17/1999 12:06:22 PM      Quote Dated:                              Order ID: 19990451
====================================================================================================================================
PERFORMANCE PERIOD FROM: 06/01/1999          PERFORMANCE PERIOD TO: 07/31/2001         DELIVERY DATE:
====================================================================================================================================
The above cited task is hereby modified to effect a realignment of hours as per the contractor's proposal attached to the order modification. All other terms and conditions remain the same. ACT number A85263668 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:
GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $5,075,534.00                  $5,075,534.01                              $0.01
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED       16B. OFFICER SIGNATURE  Robert L. Vitelli
                                                                  16C. 12/17/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY

--------------------------------------------------------------------------------
                                                         GSA IT
ORDER MODIFICATION                                          SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                         [ICON]      [ICON]      [ICON]
       SUBMITTED BY:     Richard J. Koch at 12/17/1999
    CLIENT ORDER ID:...  19990451, Mod 05
         CONTRACTOR:     Michael L. Zeitschel (TELECOMMUNICATION SYSTEMS INC.)
                         under GS03K96DSD1003
          Alternate:
MODIFICATION STATUS:..   AWARDED
                         ..
                         DESIRED PERIOD OF PERFORMANCE
               FROM:     06/01/1999 to 07/31/2001
 PROJECT DESCRIPTOR:..   BRAC Relocation
     ORDER MOD BODY:     Realignment of Hours
                         FILE ATTACHMENTS:
                         FILE ATTACHMENT #1: REALIGNMENT PROPOSAL (realign3.xls)
                   ....  ..
           COMMENTS:

 TOTAL ORDER MOD $S:     $5,075,534.01

 ..  Accepted by Richard J. Koch at 12/17/1999 12:06:23 PM
    ..

> EDIT HISTORY:

                                CODE 80 TASKING
                             TASK # T03-99-DST-005
                              1062-9111 TCS Labor
                                 1062-912 ODCs
                               1062-913 Sub Labor
                           1062-914 TCS Labor (Div 3)

PROJECT CODES       CODE 80 GSA #1                                         Modification
                                                       Old Ceiling                             New Ceiling
1062-821            TCS Labor      $554,348.65         $554,330                 $19            $554,349

1062-822            ODCs           $1,105,010.59       $775,779                 $329,232       $1,105,011

1062-823            Sub Labor      $3,399,648.02       $3,728,897               ($329,249)     $3,399,648

1062-824            Div 3 Labor    $16,526.93          $16,527                  $0             $16,527

                    Total          $5,075,534.18       $5,075,533               $1             $5,075,534

-----------------------------------------------------------------------------------------------------------
DTRC                     1062-821 Series                   Ceiling              Actuals        Remaining
-----------------------------------------------------------------------------------------------------------
PROJECT TOTAL                                              $3,579,812             $678,113     $2,901,699
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
SOLE SOURCE              1075 Series                       Ceiling              Actuals        Remaining
-----------------------------------------------------------------------------------------------------------
PROJECT TOTAL                                              $5,834,379           $5,834,164        $214.80
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CODE 80                  1062-911 Series                     Ceiling             Actuals        Remaining
-----------------------------------------------------------------------------------------------------------
PROJECT TOTAL                                               5,075,534            4,581,280       $494,254
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP
--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE
                                                                   1062-911
                                                                        912
                                                                        913
                                                                        914
                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCHASE REQ. #                 5. PROJECT #  (if applicable)
19990451/AS04                      12/15/1999             A85263668
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                      Accounting                            ====================================================
TELECOMMUNICATION SYSTEMS INC.            Commerce                              9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                Valencia                              ====================================================
Annapolis, MD 21401                       Woodward                              10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-005
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                7/6/99 2:23:28 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government on the realignment of work.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT ON THE REALIGNMENT OF WORK.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 11/16/1999 9:26:21     Quote Dated: 12/06/1999                   Order ID: 19990451
AM
====================================================================================================================================
PERFORMANCE PERIOD FROM: 6/01/1999      PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
====================================================================================================================================
The above cited task ordered is hereby modified to incorporate the contractor's proposal submitted into the ITSS with regard to the realignment of work priorities:16.1, 16.3, 16.5, 16.17, 16.19, 17.1, 25.6, 26.8, 26.9, 30.8) Overall task value remains the same.
All other terms and conditions remain the same. ACT number A85263668 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $5,075,534.00                  $5,075,534.00                              $0.00
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER                    15C. DATE SIGNED       16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 12/15/99
====================================================================================================================================
GENERAL SERIVICES ADMINISTRATION                                                          STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

> EDIT HISTORY:

--------------------------------------------------------------------------------
                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]                     1062-911
                                                                       912
                                                                       913
                                                                       914

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                 5. PROJECT #  (if applicable)
19990451/AS03                      12/07/1999             A85263668
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                    Accting                                 ====================================================
TELECOMMUNICATION SYSTEMS INC.          Commerce                                9B. DATED (SEE ITEM 11)
275 West Street, Suite 400              Valencia                                ====================================================
Annapolis, MD 21401                     Woodward                                10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-005
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                7/6/99 2:23:28 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government on the realignment of work priorities for the remaining funds in this task.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT ON THE REALIGNMENT OF WORK PRIORITIES FOR THE REMAINING FUNDS IN THIS TASK.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 11/18/1999 10:44:10              Quote Dated:                              Order ID: 19990451
AM                                                11/23/99
====================================================================================================================================
PERFORMANCE PERIOD FROM: 06/01/1999     PERFORMANCE PERIOD TO: 07/31/2001         DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to lift the stop work order that was issued on the prior modification to this task
(mod A002-10/20/99). The contractor's proposal dated 12/02/99 and submitted into the ITSS system is accepted and incorporated into the task. The overall value of this task remains the same. All other terms and conditions remain the same. ACT number A85263668 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $5,075,534.00                  $5,075,534.00                              $0.00
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli/3ke/r03/gsa/gov
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER                    15C. DATE SIGNED       16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 12/07/1999
====================================================================================================================================
GENERAL SERIVICES ADMINISTRATION                                                          STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================

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                                                                    1062911,912

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                             1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                    5. PROJECT #  (if applicable)
19990451/A002                                             A85263668
====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli/3ke/r03/gsa/gov (215) 656-6326
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Michael L. Zeitschel                   Accting                                  ====================================================
TELECOMMUNICATION SYSTEMS INC.         Commerce                                 9B. DATED (SEE ITEM 11)
275 West Street, Suite 400             Wangsness                                ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-005
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                7/6/99 2:23:28 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
299X.AD3VR110.F1.25..516.000..
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
====================================================================================================================================
THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
====================================================================================================================================
D OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) Stop Work Order - FAR 52.242.15 Other: Stop Work Order - FAR 52.242.16
====================================================================================================================================
E. IMPORTANT: Contractor IS required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED: 10/21/1999 9:01:34     Quote Dated:                              Order ID: 19990451
AM
====================================================================================================================================
PERFORMANCE PERIOD FROM:                PERFORMANCE PERIOD TO: 7/31/2001          DELIVERY DATE:
06/01/1999
====================================================================================================================================
The above cited task order is hereby modified to issue a Stop Work order effective (by oral agreement 10/20/99 at 5:00pm) only on move groups 16, 22, 23, 25, 26, 27, 28, 29 and 30. All other terms and conditions remain the same. ACT number A85263688 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information 817 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
Cost To Client:                                      $5,285,264.00                  $5,285,264.00                              $0.00
====================================================================================================================================
Flat Fee:                                              $209,730.00                    $209,730.00
====================================================================================================================================
Cost To GSA:                                         $5,075,534.00                  $5,075.534.00                              $0.00
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
/s/ LEONARD M ZEITSCHEL                                           robert l. vitelli/3ke/r03/gsa/gov
Leonard M, Zeitschel, Contracts Manager                           (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFERER                    15C. DATE SIGNED       16B.
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION            22 OCTOBER 1999                              STANDARD FORM 30(Facsimile of REV. 10-83)
====================================================================================================================================

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                                                         GSA IT
FORM 30                                                     SOLUTIONS SHOP

--------------------------------------------------------------------------------

Open GUIDE ME        Open SITE HELP        Open CONTACT US        Open HOME PAGE

                                [ICON] [ICON]

====================================================================================================================================
  AMEND OF SOLICITATION/MOD OF CONTRACT                   1. CONTRACT ID CODE                          PAGE 1 OF 1 PAGE(S)

====================================================================================================================================
2. AMEND/MOD #                     3. EFFECTIVE           4. REQ/PURCH REQ. #                   5. PROJECT #  (if applicable)
19990451/AS01                      08/20/1999             A85263668

====================================================================================================================================
6. ISSUED BY                                              7. ADMINISTERED BY
GSA Region 3 - Philadelphia                               robert l. vitelli (215) 656-6326
100 Penn Square East
Philadelphia, PA 19107-3396
United States
(215) 656-6326
====================================================================================================================================
8. NAME & ADDRESS OF CONTRACTOR                                                 9A. AMENDMENT OF SOLICITATION NO.
Jeffrey C. Jockel                                                               ====================================================
TELECOMMUNICATION SYSTEMS INC.                                                  9B. DATED (SEE ITEM 11)
275 West Street, Suite 400                                                      ====================================================
Annapolis, MD 21401                                                             10A MOD OF CONTRACT/ORDER NO.
United States                                                                   GS03K96DSD1003/T03-99-DS-T-005
(410) 263-7616
====================================================================================================================================
CODE                               FACULTY CODE                                 10B DATED (SEE ITEM 13)
                                                                                7/6/99 2:23:28 PM
====================================================================================================================================
                                      11. THIS ITEM APPLIES ONLY TO AMENDMENTS OF SOLICITATION
====================================================================================================================================
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
====================================================================================================================================
12. ACCOUNTING AND APPROPRIATION DATA (if required)
299X.A03VR110.F1.25.C01.516.000..
====================================================================================================================================
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
====================================================================================================================================
THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.
====================================================================================================================================
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
====================================================================================================================================
C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement between the contractor and the US
Government.
====================================================================================================================================
OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY) THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL
AGREEMENT BETWEEN THE CONTRACTOR AND THE US GOVERNMENT.
====================================================================================================================================
E. IMPORTANT: Contractor IS NOT required to sign this document and return copies to the issuing office.
====================================================================================================================================
14. DESCRIPTION OF AMEND/MOD (Organized by UCF section headings, including solicitation/contract matter where feasible)
====================================================================================================================================
ORDER MOD DATED:                          Quote Dated:                            Order ID: 19990451
====================================================================================================================================
PERFORMANCE PERIOD FROM:6/1/99            PERFORMANCE PERIOD TO:7/31/2001         DELIVERY DATE:
====================================================================================================================================
The above cited task order is hereby modified to realign hours in accordance with the contractor's proposal and to add new funds as shown. All other terms and conditions remain the same. ACT number A85263668 applies.
FOR INQUIRIES REGARDING PAYMENT CONTACT:

GSA Payables Information (817) 978-2408
====================================================================================================================================
                                                      PRIOR AMOUNT                     NEW AMOUNT                  INCREASE/DECREASE
====================================================================================================================================
COST TO GSA:                                         $4,909.210.20                  $5,075,534.00                        $166,323.80
====================================================================================================================================
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
====================================================================================================================================
15A. NAME AND TITLE OF SIGNER (type or print)                     16A. NAME OF CONTRACTING OFFICER
                                                                  robert l. vitelli
                                                                  (215) 656-6326
====================================================================================================================================
15B. CONTRACTOR/OFFEROR.                   15C. DATE SIGNED.      16B. OFFICER SIGNATURE Robert L. Vitelli
                                                                  16C. 8/20/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION                                                           STANDARD FORM 30 (Facsimile of REV. 10-83)
                                                                                               Prescribed by GSA FAR (48 CFR) 53.243
====================================================================================================================================
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--------------------------------------------------------------------------------
                                                         GSA IT
FORM 300                                                    SOLUTIONS SHOP

--------------------------------------------------------------------------------

     GUIDE ME             SITE HELP             CONTACT US             HOME PAGE

                                    [ICON]

====================================================================================================================================
            ORDER FOR SUPPLIES AND SERVICES                      NOTE: MARK ALL PACKAGES                      PAGE 1 OF (1) PAGES
                                                                 WITH ORDER
                                                                 NUMBER/CONTRACT NUMBER:
====================================================================================================================================
1. DATE OF ORDER:               2. ORDER               3. CONTRACT NUMBER:                   4. ACT NUMBER:
07/06/1999                         NUMBER:                GS03K96DSD1003                        A85263668
                                   T03-99-DS-T-005
====================================================================================================================================
IMPORTANT:
- This form is not to be used as an invoice. See reverse for invoice requirements and payment information.
- The invoice remit to address must be the same as Block 12. Notify the contracting/ordering officer if the information in Block 12 is incorrect.
- Failure to show the ACT number (Block 4) on invoice will delay payment and render the invoice improper.
- Failure to mail invoice to address in Block 24 will delay payment.
- Failure of service contractors to provide information in Block 9A will result in 20% of payment being withheld (26 U.S.C.
  3406(A)).
====================================================================================================================================
7. TO: CONTRACTOR (Name, address and zip code)                                  8. TYPE OF ORDER:             REFERENCE:
Jeffrey C Jockel                                                                B. DELIVERY
TELECOMMUNICATION SYSTEMS INC.                                                  ====================================================
275 West Street, Suite 400                           Accounting                 Please furnish the following on the terms specified
Annapolis, MD 21401                                  Commence                   on both sides of the order and the attached
United States                                        Valencia                   sheets, if any, including delivery as indicated.
(410) 263-7616                                                                  ====================================================

                                                                                This delivery order is subject to instructions
                                                                                contained on this side only of this form and is
                                                                                issued subject to the terms and conditions of the
                                                                                above numbered contract.
                                                                                ====================================================
                                                                                C. MOD                   AUTHORITY FOR ISSUING:
                                                                                NUMBER:
====================================================================================================================================
9A. EMPLOYER'S IDENTIFICATION NUMBER:             9B. CHECK, IF APPROP:         Except as provided herein, all terms and
521526369                                                                       conditions of the original order, as heretofore
                                                                                modified, remain unchanged.
====================================================================================================================================
10A. CLASSIFICATION:                                                            10 B. TYPE OF BUSINESS ORGANIZATION:
C. Small Disadvantaged                                                          Corporation
====================================================================================================================================
11. ISSUING OFFICE: (Address, zip code and telephone no.)   12. REMITTANCE                13. SHIP TO: (Consignee address, zip code
GSA Region 3 - Philadelphia                                 ADDRESS:                      and telephone no.)
Robert L. Vitelli                                           TELECOMMUNICATION             Michael Gawitt
100 Penn Square East                                        SYSTEMS INC.                  NSWC, Caderock Division
Philadelphia, PA 19107-3396                                 Sand Ridge Bank               Annapolis, MD 21402
United States                                               P.O. Box 724                  United States
(215) 656-6326                                              Clearing Account # 1112
                                                            ABA # 071913731
                                                            Account 22690000
                                                            Schereville, IN 46375
                                                            United States
====================================================================================================================================
14. PLACE OF INSPECTION AND ACCEPTANCE:                     15. REQUISITION OFFICE: (Name, symbol and telephone no.)
Michael Gawitt                                              richard j. koch
NSWC, Caderock Division                                     GSA Region 3 - Philadelphia
Annapolis, MD 21402                                         100 Penn Square East
United States                                               PA, PA 19107-3396
                                                            United States
                                                            (215) 656-6348
====================================================================================================================================
16. F.O.B. POINT:                  17.                 18. DELIVERY F.O.B. POINT          19. PAYMENT/DISCOUNT
Destination                        GOVERNMENT          BEFORE:                            TERMS:
                                   B/L NO:             7/31/2001                          Net 30 Days
====================================================================================================================================
20. SCHEDULE This task encompasses the contractor's proposal dated 6-16-99 and the original SOW of the old task order
(T-03-98-DS-T-003) except for work already completed. This is a time and materials task order for the NSWC-CD.
Task is in progress. End date is 7/31/2001.
====================================================================================================================================
   ITEM NO.                      SUPPLIES OR           QUANTITY            UNIT           UNIT PRICE          AMOUNT
     (A)                          SERVICES             ORDERED              (D)              (E)                (F)
                                    (B)
====================================================================================================================================
BOMSOW DATE:                            QUOTE DATE:              ORDERED ID:                             TYPE OF TASK:
6/29/99 11:12:46 AM                                              19990451                   Project (time & materials)
====================================================================================================================================
                         COST TO GSA:
                        $4,909,210.20
========================================
-----------------------------------------------------------------------------------------------------------------------------------
DELIVERY DATE:                PERFORMANCE              PERFORMANCE PERIOD:                     TOTAL FROM
                              PERIOD:                  TO7/31/2001                                   300A
                              FROM 6/1/99
====================================================================================================================================
21. RECEIVING OFFICE: (Name, symbol and telephone no.)                                         GRAND TOTAL $ AMT
Michael Gawitt,, 410-293-2499                                                                      $4,909,210.20
====================================================================================================================================
22. SHIPPING POINT:                                         23. GROSS WEIGHT:
====================================================================================================================================
24. MAIL INVOICE TO: (Include zip code)                     25A. FOR INQUIRIES REGARDING       25B. TELEPHONE #:
General Services Administration (FUND: 299X)                PAYMENT CONTACT:
GSA, FTS, Attn: Kathleen Fabrizio 299X                      ========================================================================
The Wanamaker Building                                      26A. NAME OF CONTRACTING/ORDERING  26B. TELEPHONE #:
100 Penn Square East                                        OFFICER:                           (215) 656-6326
Philadelphia, PA 19107-3396                                 Robert L. Vitelli
                                                            ========================================================================
                                                            26C. SIGNATURE:
                                                            /s/ Robert L. Vitelli 7/6/99
====================================================================================================================================
GENERAL SERVICES ADMINISTRATION              2. CONTRACTOR'S ORIGINAL                     GSA FORM 300 (REV. 2-93)
====================================================================================================================================

> EDIT HISTORY